Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document Information [Line Items]
Document Type	Other
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Trading Symbol	CMXI
Entity Registrant Name	CYTOMEDIX INC
Entity Central Index Key	0001091596
Entity Filer Category	Smaller Reporting Company

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash	$ 301,723	$ 638,868	$ 2,107,499
Short-term investments, restricted	52,840	52,817	52,672
Accounts and royalties receivable, net	1,224,423	1,207,027	180,560
Inventory	401,912	627,984	25,986
Prepaid expenses and other current assets	591,306	610,409	140,745
Deferred costs, current portion	136,436	357,412	10,935
Total current assets	2,708,640	3,494,517	2,518,397
Property and equipment, net	1,114,067	1,324,996	84,623
Deferred costs	385,437	191,153	42,063
Other intangibles, net	3,049,458	3,182,875
Goodwill	706,823	706,823
Total assets	7,964,425	8,900,364	2,645,083
Current liabilities
Accounts payable and accrued expenses	3,231,686	3,558,161	1,037,894
Note payable, current portion		1,520,947
Dividends payable on preferred stock	98,077	92,853	7,285
Derivative liabilities, current portion			391
Total current liabilities	3,329,763	5,171,961	1,045,570
Note payable	2,100,000	1,981,208
Derivative and other liabilities	24,000	1,826,447	623,462
Total liabilities	5,453,763	8,979,616	1,669,032
Commitments and contingencies
Stockholders' equity (deficit)
Common stock	5,195	4,410	3,727
Additional paid-in capital	52,378,674	47,587,964	41,827,199
Accumulated deficit	(49,873,224)	(47,671,643)	(40,854,892)
Total stockholders' equity (deficit)	2,510,662	(79,252)	976,051
Total liabilities and stockholders' equity (deficit)	7,964,425	8,900,364	2,645,083
Series A Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock	10	10	10
Series B Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock	7	7	7
Series D Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock
Series C Convertible preferred stock
Stockholders' equity (deficit)
Convertible preferred stock

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, authorized	100,000,000	100,000,000	100,000,000
Common stock, issued	51,954,810	44,103,743	37,273,628
Common stock, outstanding	51,954,810	44,103,743	37,273,628
Series A Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	5,000,000	5,000,000	5,000,000
Convertible preferred stock, issued	97,663	97,663	97,663
Convertible preferred stock, outstanding	97,663	97,663	97,663
Convertible preferred stock, liquidation preference	$ 97,663	$ 97,663	$ 97,663
Series B Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	5,000,000	5,000,000	5,000,000
Convertible preferred stock, issued	65,784	65,784	65,784
Convertible preferred stock, outstanding	65,784	65,784	65,784
Convertible preferred stock, liquidation preference	65,784	65,784	65,784
Series D Convertible preferred stock
Convertible preferred stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Convertible preferred stock, authorized	2,000,000	2,000,000	2,000,000
Convertible preferred stock, issued	3,315	3,315
Convertible preferred stock, outstanding	3,315	3,315
Convertible preferred stock, liquidation preference	$ 3,315,000	$ 3,315,000
Series C Convertible preferred stock
Convertible preferred stock, par value		$ 0.0001	$ 0.0001
Convertible preferred stock, authorized		1,000,000	1,000,000
Convertible preferred stock, issued		0	0
Convertible preferred stock, outstanding		0	0

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Revenues
Sales	$ 1,394,294	$ 1,147,219	$ 2,759,907	$ 1,210,479	$ 3,787,935	$ 226,212
Royalties				115,474	123,098	1,839,972
Total revenues	1,394,294	1,147,219	2,759,907	1,325,953	3,911,033	2,066,184
Cost of revenues
Cost of sales	639,227	685,278	1,284,611	700,215	1,799,352	58,690
Cost of royalties				(189,380)	(186,402)	400,115
Total cost of revenues	639,227	685,278	1,284,611	510,835	1,612,950	458,805
Gross profit	755,067	461,941	1,475,296	815,118	2,298,083	1,607,379
Operating expenses
Salaries and wages	733,410	664,750	1,459,473	1,286,951	2,750,014	2,183,082
Consulting expenses	298,751	119,404	635,233	195,501	793,591	235,929
Professional fees	213,230	401,718	450,151	587,125	1,106,626	709,479
Research, development, trials and studies	42,107	156,407	102,053	220,898	415,633	227,490
General and administrative expenses	705,547	679,494	1,549,091	1,145,181	2,635,145	1,700,863
Total operating expenses	1,993,045	2,021,773	4,196,001	3,435,656	7,701,009	5,056,843
Income (loss) from operations	(1,237,978)	(1,559,832)	(2,720,705)	(2,620,538)	(5,402,926)	(3,449,464)
Other income (expense)
Interest, net	(121,712)	(274,645)	(372,093)	(275,146)	(798,671)	9,764
Change in fair value of derivative liabilities		(419,739)	378,125	(421,795)	(572,313)	190,888
Gain on debt restructuring	576,677		576,677
Other	(3,348)	(3,143)	(53,585)	(7,846)	(28,841)	(10,405)
Total other income (expenses)	451,617	(697,527)	529,124	(704,787)	(1,399,825)	190,247
Income (loss) before provision for income taxes	(786,361)	(2,257,359)	(2,191,581)	(3,325,325)	(6,802,751)	(3,259,217)
Income tax provision	5,000		10,000		14,000
Net income (loss)	(791,361)	(2,257,359)	(2,201,581)	(3,325,325)	(6,816,751)	(3,259,217)
Preferred dividends:
Amortization of beneficial conversion feature on Series D preferred stock		1,948,155		1,948,155	1,948,155
Net loss to common stockholders	(878,004)	(4,292,247)	(2,374,794)	(5,363,629)	(9,039,974)	(3,274,168)
Loss per common share -
Loss per common share - Basic and diluted	$ (0.02)	$ (0.11)	$ (0.05)	$ (0.14)	$ (0.23)	$ (0.09)
Weighted average shares outstanding -
Weighted average shares outstanding - Basic and diluted	50,588,129	37,502,673	48,336,096	37,388,783	38,668,698	35,116,049
Series A Preferred Stock
Preferred dividends:
Preferred stock	2,242	2,073	4,441	4,106	8,379	7,738
Series B Preferred Stock
Preferred dividends:
Preferred stock	1,526	1,410	3,022	2,793	5,698	7,213
Series D Preferred Stock
Preferred dividends:
Preferred stock	$ 82,875	$ 83,250	$ 165,750	$ 83,250	$ 260,991

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (2,201,581)	$ (3,325,325)	$ (6,816,751)	$ (3,259,217)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	318,911	142,677	440,178	44,927
Stock-based compensation	138,955	180,771	410,961	443,426
Change in fair value of derivative liabilities	(378,125)	421,795	572,313	(190,888)
Discharge of deferred costs	133,657	81,908	263,337
Deferred income tax provision	10,000		14,000
Loss (Gain) on disposal of assets	(19,580)	(8,255)	7,567	(1,116)
Gain on debt restructuring	(576,677)
Changes in assets and liabilities:
Change in accounts and royalties receivable, net	(695,020)	(877,133)	(1,026,467)	312,797
Inventory	226,072	146,649	549,037	11,201
Change in other current assets			(305,604)	12,788
Prepaid expenses and other current assets	19,080	63,138
Accounts payable and accrued expenses	369,419	789,577	2,356,062	(287,431)
Change in deferred revenues				(197,344)
Change in other liabilities				(123,241)
Net cash used in operating activities	(2,654,889)	(2,384,198)	(3,535,367)	(3,234,098)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of investment				(52,672)
Capital expenditures	(1,561)	(76,413)	(774,625)	(31,424)
Payment for acquisition of Angel business		(2,000,000)	(2,000,000)
Proceeds from sale of equipment			54,632	1,900
Proceeds from sale of equipment	46,576	29,895
Net cash provided by (used in) investing activities	45,015	(2,046,518)	(2,719,993)	(82,196)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt	2,100,000
Proceeds from sale of common stock and warrants, net	2,814,235		1,900,605	1,396,767
Proceeds from sale of preferred stock and warrants, net		3,227,125	3,227,124
Repayment of note payable	(2,641,506)		(506,703)
Proceeds from warrant exercises			165,703
Proceeds from option and warrant exercises		165,703
Net cash provided by financing activities	2,272,729	3,392,828	4,786,729	1,396,767
Net decrease in cash	(337,145)	(1,037,888)	(1,468,631)	(1,919,527)
Cash, beginning of period	638,868	2,107,499	2,107,499	4,027,026
Cash, end of period	$ 301,723	$ 1,069,611	$ 638,868	$ 2,107,499

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (USD $)	Total USD ( $)	Series A Preferred Stock USD ( $)	Series B Preferred Stock USD ( $)	Series D Preferred Stock	Common Stock USD ( $)	Additional Paid-in Capital USD ( $)	Accumulated Deficit USD ( $)	Employees and Directors USD ( $)	Employees and Directors Additional Paid-in Capital USD ( $)	Other Parties USD ( $)	Other Parties Additional Paid-in Capital USD ( $)
Beginning Balance at Dec. 31, 2008	$ 3,145,339	$ 9	$ 10		$ 3,396	$ 42,219,802	$ (39,077,878)
Beginning Balance (in shares) at Dec. 31, 2008		90,217	92,300		33,962,623
Cumulative effect of adoption of new accounting guidance	(118,277)					(1,615,431)	1,497,154
Common stock issued upon conversion of preferred stock (in shares)			(33,979)		11,326
Common stock issued upon conversion of preferred stock			(4)		1	3
Dividends on preferred stock, paid in shares (in shares)		7,446	7,463
Dividends on preferred stock, paid in shares	14,909	1	1			14,907
Common stock and warrants issued pursuant to registered direct offering (in shares)					3,299,679
Common stock and warrants issued pursuant to registered direct offering	764,822				330	764,492
Stock-based compensation related to options and warrants issued for services rendered by -
Stock-based compensation related to options and warrants issued for services rendered								431,846	431,846	11,580	11,580
Net loss to common stockholders	(3,274,168)						(3,274,168)
Net loss	(3,259,217)
Ending Balance at Dec. 31, 2009	976,051	10	7		3,727	41,827,199	(40,854,892)
Ending Balance (in shares) at Dec. 31, 2009		97,663	65,784		37,273,628
Series D Preferred stock and warrants issued pursuant to private placement completed in Second Quarter (in shares)				3,650
Series D Preferred stock and warrants issued pursuant to private placement completed in Second Quarter	3,227,124					3,227,124
Common stock issued upon conversion of preferred stock (in shares)				(335)	762,750
Common stock issued upon conversion of preferred stock					76	(76)
Dividends accrued on Series A, B and D stock	(275,068)					(275,068)
Dividends on preferred stock, paid in shares (in shares)					371,927
Dividends on preferred stock, paid in shares	189,500				37	189,463
Common stock issued upon exercise of August 2009 warrants (in shares)					274,251
Common stock issued upon exercise of August 2009 warrants	165,703				28	165,675
Adjustments of derivative liability for August 2009 warrants exercised and anti-dilutive issuances, net	165,573					165,573
Warrants issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable	655,260					655,260
Common stock and warrants issued pursuant to registered direct offering (in shares)					3,727,677
Common stock and warrants issued pursuant to registered direct offering	628,475				373	628,102
Common stock issued pursuant to equity purchase agreements executed in October 2010 (in shares)					1,693,510
Common stock issued pursuant to equity purchase agreements executed in October 2010	593,920				169	593,751
Stock-based compensation related to options and warrants issued for services rendered by -
Stock-based compensation related to options and warrants issued for services rendered								360,269	360,269	50,692	50,692
Net loss to common stockholders	(9,039,974)
Net loss	(6,816,751)						(6,816,751)
Ending Balance at Dec. 31, 2010	$ (79,252)	$ 10	$ 7		$ 4,410	$ 47,587,964	$ (47,671,643)
Ending Balance (in shares) at Dec. 31, 2010		97,663	65,784	3,315	44,103,743

Business and Presentation	6 Months Ended
Jun. 30, 2011
Business and Presentation

Note 1 — Business and Presentation

Description of Business

Cytomedix, Inc. (“Cytomedix,” the “Company,” “we,” “us,” or “our”) develops, sells, and licenses regenerative biological therapies intended to aid the human body in regenerating/healing itself, to primarily address the areas of wound care, infection control, and orthopedic surgery. The Company currently markets the AutoloGelTM System (“AutoloGelTM”), as well as the Angel® Whole Blood Separation System (“Angel®”) and activAT® Autologous Thrombin Processing Kit (“activAT®”), both of which were acquired from Sorin in April 2010 (the “Angel Business”).

AutoloGelTM is a device for the production of platelet rich plasma (“PRP”) gel derived from the patient’s own blood. The AutoloGelTM System is cleared by the Food and Drug Administration (“FDA”) for use on a variety of exuding wounds. The Company is currently pursuing a multi-faceted strategy to penetrate the chronic wound market with its AutoloGelTM System.

Angel® and activAT® are used primarily in operating rooms. Angel® is used for separation of whole blood into red cells, platelet poor plasma and platelet rich plasma. ActivAT® is designed to produce autologous thrombin serum from platelet poor plasma and is sold exclusively in Europe and Canada, where it provides a safe alternative to bovine-derived products.

The Company is also pursuing opportunities for the application of AutoloGelTM and Angel® into other markets such as hair transplantation, pain management, and sports medicine, as well as actively seeking complementary products for regenerative medicine markets.

Basis of Presentation

The unaudited financial statements included herein are presented on a condensed consolidated basis and have been prepared by Cytomedix pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements reflect all adjustments that are, in the opinion of management, necessary to fairly state such information. All such adjustments are of a normal recurring nature. Although the Company believes that the disclosures are adequate to make the information presented not misleading, certain information and footnote disclosures, including a description of significant accounting policies normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, have been condensed or omitted pursuant to such rules and regulations.

The year-end balance sheet data were derived from audited financial statements but do not include all disclosures required by accounting principles generally accepted in the United States of America.

These financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company’s 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission. The results of operations for interim periods are not necessarily indicative of the results for any subsequent quarter or the entire fiscal year ending December 31, 2011.

Basic and diluted net losses per common share are presented in accordance with established standards for all periods presented. We compute basic and diluted net losses per common share using the weighted-average number of shares of Common stock outstanding during the period. During periods of net losses, shares associated with outstanding stock options, stock warrants, and convertible preferred stock are not included because the inclusion would be anti-dilutive (i.e., reduce the net loss per share). The total numbers of such shares excluded from diluted net loss per common share were 27,214,526 for the three and six months ended June 30, 2011, and 22,912,247 for the three and six months ended June 30, 2010.

Liquidity Risks and Management's Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Liquidity Risks and Management's Plans

Note 2 — Liquidity Risks and Management’s Plans

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since inception we have incurred, and continue to incur significant losses from operations. The Company used approximately  $2.7 million cash in operations in the first six months of 2011. The Angel® and ActivAT® product lines, acquired in April 2010, historically generated approximately  $5 million in revenue per year. While the Company is currently generating revenue consistent with those historical levels, there is no assurance that it will be successful in maintaining or growing these revenues.

The Company needs to sustain and grow Angel® and ActivAT® product sales and increase sales of AutoloGelTM to meet its business objectives. There is no assurance that the Company will be successful in this regard.

The promissory note payable to Sorin with a remaining face amount of  $3.4 million as of April 28, 2011, was fully satisfied with a payment of  $2.1 million in April 2011, as more fully described in the Notes Payable Note to the consolidated financial statements. This development removes a significant short term financing obligation. The  $2.1 million was funded through a new promissory note raised from an existing shareholder, which note carries a 12% annual cash interest only obligation, payable quarterly beginning on September 30, 2011. The principal under this note is due April 28, 2015.

The Company also raised  $325,000 in April 2011 through a private offering of its common stock at a purchase price of  $0.33 per share to four “accredited” investors. The shares were sold in transactions exempt from registration under the Securities Act of 1933. These funds will be used for general corporate and working capital purposes.

In July 2011, the Company raised an aggregate  $1.2 million through two separate offerings of convertible debt, as more fully described in the Subsequent Events Note to the consolidated financial statements. The Company placed a three year convertible note with a single accredited investor totaling  $1.3 million with an initial funding of  $600,000 available at closing, another  $200,000 available within 60 days of the closing date provided certain conditions are met, and the remaining  $500,000 anticipated to be available in monthly installments beginning in February 2012. The Company also placed an aggregate of  $600,000 in 12% short-term convertible notes with several accredited investors and long term shareholders of the Company. Quarterly cash interest payments under these notes will commence on September 30, 2011, with the notes maturing on March 31, 2012. The shares were sold in transactions exempt from registration under the Securities Act of 1933. These funds will be used for general corporate and working capital purposes.

While this additional funding will sustain the Company in the immediate term as it seeks to make progress on its primary business objectives, it will also require additional capital to finance the further development of its business operations. The Company may access such capital through the purchase agreements entered into in October 2010 with Lincoln Park Capital (“LPC”). These agreements allow the Company to sell up to 150,000 shares of common stock every other business day to LPC within certain pre-defined parameters (including a minimum share per price of  $0.30), up to an aggregate amount of  $11.5 million over a 25-month period. Given the parameters within which the Company may draw down from LPC, there is no assurance that the amounts available under the Purchase Agreements will be sufficient to fund our operational cash flow needs and service the Notes Payable. The Company raised approximately  $2.5 million in the first six months of 2011 under these agreements.

We believe that cash on hand, the amounts available under the purchase agreements with LPC (provided that the purchase price per share remains above  $0.30) and significant planned sales growth of the Angel® and ActivAT® products, along with the successful execution of our sales strategy for AutoloGelTM, would be sufficient to fund our operations, service the interest on the new promissory notes, and fund planned capital expenditures through 2011. However, there is no assurance that we will be able to meet our sales targets or that we will be able to raise sufficient capital through the LPC purchase agreements to fund our operations, meet our debt service commitments, or invest in planned capital expenditures.

If significant amounts are not available to the Company under the LPC Purchase Agreements, additional funding will be required for the Company to pursue all elements of its strategic plan. Specific programs that may require additional funding include, without limitation, accelerated investment in the sales, marketing, distribution, and customer service areas, further expansion into the European market, significant new product development or modifications, conduct of any trials the Company may deem necessary in order to obtain Centers for Medicare and Medicaid Services (“CMS”) coverage, and pursuit of certain other attractive opportunities for the Company. We would likely raise such additional capital through the issuance of our equity securities, which may result in significant additional dilution to our investors. The Company’s ability to raise additional capital is dependent on, among other things, the state of the financial markets at the time of any proposed offering. Given the current state of the financial markets, the ability to raise capital may be significantly diminished. We are also exploring potential strategic partnerships, which could provide a capital infusion to the Company. However, it may be necessary to partner one or more of our technologies at an earlier stage of development than currently anticipated, which could cause the Company to share a greater portion of the potential future economic value of those programs with its partners. The Company is also exploring the possibility of obtaining grant funding for some of its ongoing projects, but it is too early to determine whether these efforts are likely to be successful. Because of certain restrictive covenants relating to its preferred stock, we may not be able to obtain traditional debt financing. There is no assurance that additional funding, through any of the aforementioned means, will be available on acceptable terms, or at all. If adequate capital cannot be obtained on a timely basis and on satisfactory terms, the Company’s operations could be materially negatively impacted. As a result, there is substantial doubt as to the Company’s ability to continue as a going concern.

In the event the Company is unable to successfully sustain and increase product sales as described above and obtain additional capital, it is unlikely that the Company will have sufficient cash flows and liquidity to finance its business operations as currently contemplated. Accordingly, if the Company determines it will not be able to obtain the necessary financing to address its working capital needs for a reasonable period into the future, it may pursue alternative paths forward for the Company. These paths could include, but not be limited to, sale of the Company or its assets, merger, organized wind-down, going private/dark, fundamental shift in its strategic plan (e.g. abandon commercialization strategy and focus exclusively on licensing), bankruptcy, etc.

The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Note 2 — Liquidity Risks and Management’s Plans

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since inception, the Company has incurred, and continues to incur, significant losses from operations. The licensing agreements, under which the Company’s royalty revenues were generated, expired in late November 2009. The Angel® and ActivAT® product lines, acquired in April 2010, historically generated approximately  $5 million per year. The Company has generated revenue of  $3.4 million on those product lines through December 31, 2010.

In October 2010, the Company completed a  $1.5 million capital raise, of which approximately  $900,000 was immediately used to fund the first installment payment plus interest to Sorin under the Note Payable arising as a result of the Angel® and ActivAT® acquisition. The Company needs to sustain and grow Angel® and ActivAT® product sales and increase sales of AutoloGelTM to meet its business objectives. There is no assurance that the Company will be successful in this regard.

The Company will also require additional capital to finance the further development of its business operations and to satisfy further installments under the Note Payable to Sorin. In October 2010, the Company entered into two separate Purchase Agreements with Lincoln Park Capital (“LPC”) which may allow the Company to sell up to 150,000 shares of common stock every other business day to LPC within certain pre-defined parameters (including a minimum share per price of  $0.30), up to an aggregate amount of  $11.5 million over a 25 month period. There is no assurance that the amounts raised under the Purchase Agreements will be sufficient to fund our operational cash flow needs and service the Note Payable.

The Company may therefore need to seek additional capital through other issuances of our equity securities, strategic collaborations, grant funding, or any other means we deem appropriate. There is no assurance that such capital will be available on acceptable terms or at all. As a result, there is substantial doubt as to the Company’s ability to continue as a going concern.

In the event the Company is unable to successfully sustain and increase product sales as described above and obtain additional capital, it is unlikely that the Company will have sufficient cash flows and liquidity to finance its business operations as currently contemplated. Accordingly, if the Company determines it will not be able to obtain the necessary financing to address its working capital needs for a reasonable period into the future, it may pursue alternative paths forward for the Company. These paths could include, but not be limited to, sale of the Company or its assets, merger, organized wind-down, going private/dark, fundamental shift in its strategic plan (e.g. abandon commercialization strategy and focus exclusively on licensing), bankruptcy, etc.

The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2011
Recent Accounting Pronouncements

Note 3 — Recent Accounting Pronouncements

ASU No. 2010-28, “Intangibles — Goodwill and Other (Topic 350) — When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist such as if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. ASU 2010-28 became effective for the Company on January 1, 2011 and did not have a significant impact on the Company’s financial statements.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair Value Measurements

Note 4 — Fair Value Measurements

The Company had certain derivative liabilities related to stock purchase warrants that were valued using Level 3 inputs. The change in fair value of the derivative liabilities is classified in other income (expense) in the Company’s statement of operations. The fair value of the Company’s derivative liabilities related to these stock purchase warrants was determined using the Black-Scholes model — a Level 3 input.

The following table sets forth a summary of changes in the fair value of Level 3 liabilities for six months ended June 30, 2011 and 2010:

Description	Balance at beginning of year	Exercise of Outstanding Warrants	Modification of Warrant Agreements	Change in Fair Value	Balance at June 30
Derivative liabilities:
2011	$1,812,447	$—	$(1,434,322)	$(378,125)	$—
2010	$623,853	$(232,564)	$66,991	$421,795	$880,075

The terms of these stock purchase warrants were modified in January 2011, resulting in a reclassification of the fair value of these warrants to Additional Paid-In Capital (“APIC”). In addition, transaction costs of approximately  $158,000 were allocated to these stock purchase warrants and recorded as deferred charges at the time of issuance. The deferred charges were being amortized on a straight-line basis over the contractual term of the warrants and recorded in other expense on the statement of operations. Unamortized deferred costs remaining at the time of the aforementioned warrant modification were also reclassed to APIC.

The remaining portion of unamortized deferred costs at June 30, 2011 relates to deferred debt issuance costs associated with the note payable, as discussed in Note 10.

In June 2011, the Company purchased a Certificate of Deposit (“CD”) from its commercial bank in the amount of  $53,000. This CD bears interest at an annual rate of 0.50% and matures on February 24, 2012. The  $53,000 carrying value of the CD approximates its fair value. This CD collateralizes the Letter of Credit described in Commitment and Contingencies (see Note 14).

The Company does not have any non financial assets or liabilities that it measures at fair value.

Note 5 — Fair Value Measurements

The Company has certain derivative liabilities related to stock purchase warrants that are valued using Level 3 inputs. The change in fair value of the derivative liabilities is classified in other income (expense) in the Company’s statement of operations. The fair value of the Company's derivative liabilities related to stock purchase warrants was determined using the Black-Scholes model — a Level 3 input.

The following table sets forth a summary of changes in the fair value of Level 3 liabilities for years ended December 31, 2010 and 2009:

Description	Balance at beginning of year	Exercise of Outstanding Warrants	Cumulative Effect of Adoption of New Accounting Guidance	Additional Issuances and Repricing Due to Anti-Dilution Provisions	Change in Fair Value	Balance at end of year
Derivative liabilities:
2010	$623,853	$(232,564)	$—	$848,845	$572,313	$1,812,447
2009	$—	$—	$128,121	$686,620	$(190,888)	$623,853

Transaction costs of approximately  $158,000 allocated to these warrants were recorded as deferred charges at the time of issuance. The deferred charges are amortized on a straight-line basis over the contractual term of the warrants and recorded in other expense on the statement of operations. As of December 31, 2010, the current and non-current balance of the unamortized deferred costs relating to these warrants are approximately  $30,000 and  $109,000, respectively. The remaining portion of unamortized deferred costs at December 31, 2010 relate to deferred debt issuance costs associated with the note payable, as discussed in Note 14.

In October 2010, the Company purchased a Certificate of Deposit (“CD”) from its commercial bank in the amount of  $52,800. This CD bears interest at an annual rate of 0.50% and matures on June 24, 2011. The  $52,800 carrying value of the CD approximates its fair value. This CD collateralizes the Letter of Credit described in Commitment and Contingencies (see Note 20).

The Company does not have any non financial assets or liabilities that it measures at fair value.

Receivables	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Receivables

Note 5 — Receivables

Accounts receivable, net consisted of the following:

	June 30, 2011	December 31, 2010
Trade receivables	$641,363	$578,936
Due from Sorin Group USA, net	—	637,132
Other receivables	613,361	26,476
	1,254,724	1,242,544
Less allowance for doubtful accounts	(30,301)	(35,517)
	$1,224,423	$1,207,027

Pursuant to our April 2011 settlement agreement with Sorin (see Note 10), the amounts due between the parties as a result of the transition services agreement were netted and are reflected in the Accounts payable and accrued liabilities line of the Condensed Consolidated Balance Sheets as of June 30, 2011. Other receivables consist primarily of the cost of raw materials needed to manufacture the Angel® products that are sourced by the Company and immediately resold, at cost, to the manufacturer.

Note 8 — Receivables

Accounts and royalties receivable, net consisted of the following at December 31:

	2010	2009
Trade receivables	$578,936	$68,171
Due from Sorin Group USA, net	637,132	—
Royalty receivables	—	131,715
Other receivables	26,476	929
	1,242,544	200,815
Less allowance for doubtful accounts	(35,517)	(20,255)
	$1,207,027	$180,560

The Due from Sorin Group USA, net relates to supply chain activity occurring during the transition period.

The following table reflects the approximate change in allowance for doubtful accounts.

	Balance at Beginning of Period	Charged to Costs and Expenses	Deductions(1)	Balance at End of Period
Year Ended December 31, 2010
Allowance for doubtful accounts	$20,000	$24,000	$(8,000)	$36,000
Year Ended December 31, 2009
Allowance for doubtful accounts	$26,000	$20,000	$(26,000)	$20,000

(1)	Reflects receivables written-off as uncollectible.

Inventory	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Inventory

Note 6 — Inventory

The carrying amounts of inventories are as follows:

	June 30, 2011	December 31, 2010
Raw materials	$12,319	$63,940
Finished goods	389,593	564,044
	$401,912	$627,984

Note 9 — Inventory

Inventory consisted of the following at December 31:

	2010	2009
Raw materials	$63,940	$—
Finished goods	564,044	25,986
	$627,984	$25,986

Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Property and Equipment

Note 7 — Property and Equipment

Property and equipment consists of the following:

	June 30, 2011	December 31, 2010
Medical equipment	$1,257,182	$1,291,107
Office equipment	73,927	73,927
Manufacturing equipment	256,672	255,685
	1,587,781	1,620,719
Less accumulated depreciation	(473,714)	(295,723)
	$1,114,067	$1,324,996

For the six months ended June 30, 2011, we recorded depreciation expense of approximately  $185,500 with  $149,700 reported as cost of sales and  $35,800 to general and administrative expenses. For the six months ended June 30, 2010, we recorded depreciation expense of approximately  $68,600, with  $46,400 reported as cost of sales and  $22,200 to general and administrative expenses.

Note 11 — Property and Equipment

Property and equipment consisted of the following at December 31:

	2010	2009
Medical equipment	$1,291,107	$112,406
Office equipment	73,927	46,562
Manufacturing equipment	255,685	—
	1,620,719	158,968
Less accumulated depreciation	(295,723)	(74,345)
	$1,324,996	$84,623

Medical equipment, whose accumulated depreciation was approximately  $225,000 and  $42,000 at December 31, 2010 and 2009, respectively, primarily represents centrifuges that are leased or held for lease.

Depreciation expense was approximately  $240,000 and  $33,000 for the years ended December 31, 2010 and 2009, respectively. The net book value of property and equipment disposed during was  $62,000 in 2010 and nominal in 2009.

Goodwill and Identifiable Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Goodwill and Identifiable Intangible Assets

Note 8 — Goodwill and Identifiable Intangible Assets

Goodwill

As a result of its acquisition of the Angel® Business in April 2010, Cytomedix recorded goodwill of approximately  $707,000. There were no changes in the carrying amount of goodwill for the six months ended June 30, 2011.

Prior to the acquisition of the Angel® Business, the Company had no goodwill. The Company conducts an impairment test of goodwill on an annual basis as of October 1 of each year. The Company will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the fair value of the Company below its carrying value. No such triggering events were identified during the quarter ended June 30, 2011.

Identifiable Intangible Assets

Cytomedix’s identifiable intangible assets consist of trademarks, technology (including patents), and customer relationships. These assets were a result of the Angel® Business acquisition. The carrying value of those intangible assets, and the associated amortization, as of June 30, 2011 were as follows:

Trademarks	$320,000
Technology	2,355,000
Customer relationships	708,000
Total	$3,383,000
Less accumulated amortization	(333,542)
$3,049,458

Cytomedix reevaluates the recoverability of its identifiable, finite lived intangible assets when changes in circumstances indicate the asset’s value may be impaired. If such indicators are identified the Company then would evaluate the assets to determine the amount of such impairment, if any. No such indicators have been identified since the acquisition. Amortization expense of approximately  $78,500 was recorded to cost of sales and approximately  $54,900 was recorded to general and administrative expense for the six months ended June 30, 2011. Amortization expense for the remainder of 2011 is expected to be approximately  $133,400. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2012	$267,000
2013	$267,000
2014	$267,000
2015	$267,000
Thereafter	$1,849,000

Note 12 — Goodwill and Identifiable Intangible Assets

Goodwill

As a result of its acquisition of the Angel® Business, Cytomedix recorded goodwill of approximately  $707,000. The table below sets forth the changes in the carrying amount of goodwill for the period indicated:

Balance as of January 1, 2010	$—
Increase in goodwill due to acquisition	706,823
Balance as of December 31, 2010	$706,823

Prior to the acquisition of the Angel® Business, the Company had no goodwill. It is the Company’s policy to conduct an impairment test of goodwill on an annual basis as of October 1 of each year. The Company will also conduct tests if events occur or circumstances change that would, more likely than not, reduce the fair value of the Company below its carrying value. The Company determined that there was no impairment per its test as of October 1, 2010 and no such triggering events were identified during the quarter ended December 31, 2010.

Identifiable Intangible Assets

Cytomedix’s identifiable intangible assets consist of trademarks, technology (including patents), and customer relationships. These assets were a result of the Angel® Business acquisition. Those intangible assets, and the associated amortization, are as follows:

2010
Trademarks	$320,000
Technology	2,355,000
Customer relationships	708,000
Total	$3,383,000
Less accumulated amortization	(200,125)
$3,182,875

Cytomedix reevaluates the recoverability of its identifiable, definitive lived intangible assets when changes in circumstances indicate the asset’s value may be impaired. If such indicators are identified the Company then would evaluate the assets to determine the amount of such impairment, if any. No such indicators have been identified since the acquisition. Amortization expense of approximately  $118,000 was recorded to cost of sales and approximately  $82,000 was recorded to general and administrative expense in the year ended December 31, 2010. Annual amortization expense based on our existing intangible assets and their estimated useful lives is expected to be approximately:

2011	$267,000
2012	$267,000
2013	$267,000
2014	$267,000
2015	$267,000
Thereafter	$1,849,000

Accounts payable and accrued expenses	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Accounts payable and accrued expenses

Note 9 — Accounts payable and accrued expenses

Accounts payable and accrued expenses consisted of the following:

	June 30, 2011	December 31, 2010
Trade payables	$1,554,808	$1,096,799
Due to Sorin Group, net	1,183,482	1,859,060
Accrued compensation and benefits	189,951	152,253
Accrued professional fees	129,379	100,000
Accrued interest	44,800	157,598
Other payables	129,266	192,451
	$3,231,686	$3,558,161

Pursuant to our April 2011 settlement agreement with Sorin (see Note 10), the amounts due between the parties as a result of the transition services agreement were netted and are reflected in the Accounts payable and accrued liabilities line of the Condensed Consolidated Balance Sheets as of June 30, 2011.

Note 13 — Accounts payable and accrued expenses

Accounts payable and accrued expenses consisted of the following at December 31:

	2010	2009
Trade payables	$1,096,799	$185,483
Due to Sorin Group Italia Srl, net	1,859,060	—
Accrued compensation and benefits	152,253	216,179
Accrued professional fees	100,000	364,886
Accrued royalty fees	—	261,964
Accrued interest	157,598	—
Other payables	192,451	9,382
	$3,558,161	$1,037,894

The Due to Sorin Group Italia Srl, net balance is comprised of logistical costs related to the sale of the Angel® and ActivAT® products that were incurred and the cost of additional Angel® and ActivAT® inventory that was purchased or manufactured by Sorin during the transition period. These costs are repayable by the Company to Sorin Group.

Note Payable	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Note Payable

Note 10 — Note Payable

In April 2010, Cytomedix entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Sorin pursuant to which the Company purchased all title and interest in Sorin’s operation of the Angel® systems and activATTM (the “Business Assets”). In conjunction with the Asset Purchase Agreement, the Company executed a  $5 million Promissory Note. The Promissory Note accrued interest at 2.7% per annum and was secured by a first priority security interest on the Business Assets acquired. The payments on the Promissory Note were payable as follows: (i) installments of  $800,000 each on the 6- and 12-month anniversaries of the Promissory Note, (ii) installments of  $1,200,000 each on the 18- and 24-month anniversaries of the Promissory Note, and (iii) an installment of  $1,000,000 on the 30-month anniversary of the Note. A portion of the foregoing payment obligations of the Company was guaranteed by certain guarantors as described below. Interest paid in the first six months of 2011 was approximately  $315,000.

In conjunction with the Asset Purchase Agreement, certain existing shareholders of the Company (the “Guarantors”) executed guaranty agreements pursuant to which such Guarantors agreed to guaranty 50% of the first  $4 million payable to Sorin under the Promissory Note (the “Guaranty Agreements”). In connection with the foregoing guaranties, the Company agreed to provide the following consideration to the Guarantors: (i) cash fee calculated as a percentage of the amount guaranteed (the “Cash Fee”) and (ii) 5 year warrants to purchase an aggregate 1,333,334 shares of Common stock of the Company at an exercise price of  $0.5368 per share. These warrants were valued at approximately  $655,000, were capitalized as deferred debt issuance costs and were being amortized to interest expense on a straight-line basis over the two year guarantee period. The Company determined that the straight line method of amortization did not yield a materially different amortization schedule from the effective interest method.

On April 28, 2011, we entered into a Settlement Agreement (the “Settlement Agreement”) pursuant to which: (a) the Company agreed to satisfy in full the remaining  $3,400,000 due under the Sorin Note, and (b) the parties agreed to settle disputes that had arisen between them related to certain ancillary agreements entered into at the time of acquisition.

Pursuant to the Settlement Agreement, the Company agreed to pay Sorin an amount equal to  $2,100,000 in complete satisfaction of the  $3,400,000 due under the Sorin Note. Upon receipt of this payment, Sorin agreed to waive its right to and release the Company from its obligation to pay the remaining  $1,300,000 million due under the Sorin Note, and to release its security interest in the Business Assets and its rights under a subordination agreement that was issued in favor of Sorin at the time of acquisition. The  $2,100,000 payment was made on April 29, 2011.

The Company agreed to repay approximately  $1.2 million in net amounts due Sorin pursuant to distribution agreements entered into at the time of the acquisition in eight equal monthly installments commencing June 15, 2011.

In order to fund the  $2.1 million payment to Sorin described above, on April 28, 2011, the Company borrowed  $2.1 million pursuant to a secured promissory note that matures April 28, 2015. The note accrues interest at a rate of 12% per annum, and requires interest-only payments each quarter commencing September 30, 2011, with the then outstanding principal due on the maturity date, or April 28, 2015. The note may be accelerated by the lender if Cytomedix defaults in the performance of the terms of the promissory note, if the representations and warranties made by us in the note are materially incorrect, or if we undergo a bankruptcy event. The note is secured by business assets acquired from Sorin.

In accordance with the debt restructuring, the Company wrote-off the remaining unamortized deferred costs of the warrants relating to the Sorin Note guarantees and recognized a gain on the debt restructuring. These amounts, net of legal fees, is reflected as an approximate  $577,000 gain in the Other income (expense) section of our Condensed Consolidated Statements of Operations. The carrying value of the new note is reflected in the non-current liabilities section of the Condensed Consolidated Balance Sheets.

In connection with the issuance of the new secured promissory note, the Company issued the lender a warrant to purchase up to 1,000,000 shares at an exercise price of  $0.50 per share vesting as follows: (a) 666,667 shares upon issuance of the note, (b) 83,333 shares if the note has not been prepaid by the first anniversary of its issuance, (c) 116,667 shares if the note has not been prepaid by the second anniversary of its issuance, and (d) 133,333 shares if the note has not been prepaid by the third anniversary of its issuance.

Of the  $2,100,000 due under the note, our payment obligations with respect to  $1,400,000 under note were guaranteed by certain insiders, affiliates, and shareholders of the Company, including Mr. David Jorden, one of the Company’s directors. In connection with this guarantee, the Company issued the guarantors warrants to purchase an aggregate of up to 1,500,000 shares, on a pro rata basis based on the amount of the guarantee, at an exercise price of  $0.50 per share vesting as follows: (a) 833,333 shares upon issuance of the note, (b) 166,667 shares if the note has not been prepaid by the first anniversary of its issuance, (c) 233,333 shares if the note has not been prepaid by the second anniversary of its issuance, and (d) 266,667 shares if the note has not been prepaid by the third anniversary of its issuance.

The warrants issued to the lender and the guarantors were valued at approximately  $546,000, were capitalized as deferred debt issuance costs, and are being amortized to interest expense on a straight-line basis over the four-year guarantee period. The Company determined that the straight-line method of amortization did not yield a materially different amortization schedule from the effective interest method.

Note 14 — Note Payable

In conjunction with the Acquisition Agreement entered into with Sorin and as part of the consideration (see Note 4) the Company executed a  $5 million Promissory Note. The Promissory Note accrues interest at 2.7% per annum and is secured by a first priority security interest on the Business Assets acquired. The payment on the Promissory Note are payable as follows: (i) installments of  $800,000 each on the 6 and 12 month anniversaries of the Promissory Note, (ii) installments of  $1,200,000 each on the 18 and 24 month anniversaries of the Promissory Note, and (iii) an installment of  $1,000,000 on the 30 month anniversary of the Note. In the event of default, the initial rate of interest on the Promissory Note will increase from 2.7% to 4% per annum. This Promissory Note may be prepaid at any time without premium or penalty. A portion of the foregoing payment obligations of the Company are guaranteed by certain guarantors as described below. The Promissory Note contains other terms and provisions that are customary for instruments of this nature. In 2010, the Company paid approximately  $361,000 in stated and imputed interest.

In conjunction with the Acquisition, certain existing shareholders of the Company (the “Guarantors”) executed guaranty agreements pursuant to which such Guarantors agreed to guaranty 50% of the first  $4 million payable to Sorin under the promissory note (the “Guaranty Agreements”). In connection with the foregoing guaranties, the Company agreed to provide the following consideration to the Guarantors: (i) cash fee calculated as a percentage of the amount guaranteed (the “Cash Fee”) and (ii) 5 year warrants to purchase an aggregate 1,333,334 shares of Common stock of the Company at an exercise price of  $0.5368 per share. These warrants were valued at approximately  $655,000, were capitalized as deferred debt issuance costs and are being amortized to interest expense on a straight-line basis over the two year guarantee period. The Company determined that the straight line method of amortization did not yield a materially different amortization schedule from the effective interest method. At December 31, 2010, the short and long-term portions of the unamortized deferred costs related to the note were  $328,000 and  $82,000, respectively.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes

Note 11 — Income Taxes

The Company accounts for income taxes under the liability method, which requires companies to account for deferred income taxes using the asset and liability method. Under the asset and liability method, current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credits and loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Tax rate changes are reflected in income during the period such changes are enacted.

At June 30, 2011, we have accumulated U.S. federal and state net operating tax losses that are available to offset future taxable income and reduce future federal and state income taxes during the carryforward period. The utilization of available losses depends on the generation of future taxable income to absorb the losses. We may not be able to use available losses within the carryforward period. In addition, based on generally accepted accounting principles, we have determined for financial accounting and reporting purposes that it is unlikely that we will be able to apply or use the available losses to reduce future federal or state income taxes during the carryforward period. This assessment is updated annually or more frequently based on changes in circumstances.

A valuation allowance is recorded against deferred tax assets when it is more likely than not that a tax benefit will not be realized. The assessment for a valuation allowance requires judgment on the part of management with respect to the benefits that may be realized. The Company has concluded, based upon available evidence, it is more likely than not that the U.S. federal, state, and local deferred tax assets at June 30, 2011, will not be realized. For the quarter ended June 30, 2011, the income tax provision relates exclusively to a deferred tax liability associated with the amortization of goodwill. No further provision was recorded as a full valuation allowance has been provided against U.S. federal, state, and local deferred tax assets. The valuation allowance will be reversed at such time that realization is believed to be more likely than not. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The only periods subject to examination for the Company’s federal return are the 2003 through 2010 tax years. The Company believes that its income tax filing positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income before taxes. There were no such items during the periods covered in this report.

Note 15 — Income Taxes

Income tax benefit (expense) for the years ended December 31, 2010 and 2009 consisted of the following:

	2010	2009
Current:
Federal	$—	$—
State	—	—
Deferred:
Federal	133,000	58,000
State	(25,000)	3,000
Net operating loss carryforward	2,023,000	1,274,000
Valuation allowance	(2,145,000)	(1,335,000)
Total income tax (expense) benefit	$(14,000)	$—

Significant components of Cytomedix’s deferred tax assets and liabilities consisted of the following at December 31:

	2010	2009
Deferred tax assets:
Stock-based compensation	$3,849,000	$3,727,000
Amortization of patents	89,000	108,000
Tax deductible Goodwill	371,000	—
Other	71,000	52,000
Total deferred tax assets	4,380,000	3,887,000
Deferred tax liabilities:
Discount on Note Payable	(224,000)	—
Other	(14,000)	—
Total deferred tax liabilities	(238,000)	—
Net deferred tax assets	4,142,000	3,887,000
Net operating loss carryforwards	14,178,000	12,155,000
	18,320,000	16,042,000
Less valuation allowance	(18,334,000)	(16,042,000)
Total deferred tax assets (liabilities)	$(14,000)	$—

The following table reflects the change in the valuation allowance for deferred tax assets at December 31:

	Balance at Beginning of Period	Charged to Costs and Expenses	Balance at End of Period
Year Ended December 31, 2010
Valuation allowance for deferred tax assets	$16,042,000	$2,292,000	$18,334,000
Year Ended December 31, 2009
Valuation allowance for deferred tax assets	$14,707,000	$1,335,000	$16,042,000

The total deferred tax assets include  $147,000 recorded to goodwill. An equal and offsetting entry was recorded to increase the valuation allowance for this change.

The following table presents a reconciliation between the U.S. federal statutory income tax rate and the Company’s effective tax rate:

	2010	2009
U.S. Federal statutory income tax	35.0%	35.0%
State and local income tax benefits	3.2%	3.8%
Non deductible change in fair value of derivatives	(3.0%)	—
Non deductible guarantee fees	(1.4%)	—
Other	0.2%	—
Valuation allowance for deferred income tax assets	(33.8%)	(38.8%)
Effective income tax rate	0.2%	0.0%

The Company had loss carryforwards of approximately  $36,958,000 as of December 31, 2010 that may be offset against future taxable income. The carryforwards will expire between 2021 and 2030. Utilization of these carryforwards may be subject to annual limitations based upon previous significant changes in stock ownership. Management has determined that realization of the net deferred tax assets is not assured and accordingly has established a valuation allowance of  $18,334,000 and  $16,042,000 at December 31, 2010 and 2009, respectively.

In 2010, the Company recorded an income tax provision of  $14,000 related to a deferred tax liability resulting from the amortization of Goodwill.

The Company’s source of income before expenses is primarily domestic.

The Company does not believe it has any uncertain income tax positions as described in its discussion of Income Tax accounting policy in Note 3.

Capital Stock	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Capital Stock

Note 12 — Capital Stock Activity

The Company issued 7,851,067 shares of Common stock during the six months ended June 30, 2011. The following table lists the sources of and the proceeds from those issuances:

Source	# of Shares	Total Proceeds
Common stock issued in lieu of cash for dividend payable on Series D Convertible Preferred shares	350,104	$—
Sale of shares pursuant to private offering completed in Second Quarter 2011	984,850	$325,000
Sale of shares pursuant to October 2010 equity purchase agreements	6,363,804	$2,489,235
Common stock issued in lieu of cash for fees incurred pursuant to October 2010 equity purchase agreements	152,309	$—
Totals	7,851,067	$2,814,235

The following table summarizes the stock options granted by the Company during the three and six months ended June 30, 2011. These options were granted to employees, board members, and a service provider under the Company’s Long-Term Incentive Plan.

Three Months Ended June 30, 2011		Six Months Ended June 30, 2011
Options Granted	Exercise Price	Options Granted	Exercise Price
40,000	$0.37	550,000	$0.37 – $0.49

During the six months ended June 30, 2011, 41,833 options were forfeited by contract due to the termination of the underlying service arrangement.

No dividends were declared or paid on the Company’s Common stock in any of the periods discussed in this report.

The Company had the following outstanding warrants and options:

	# Outstanding
Equity Instrument	June 30, 2011	December 31, 2010
D Warrants(1)	—	304,033
Fitch/Coleman Warrants(2)	975,000	975,000
August 2008 Warrants(3)	1,000,007	1,000,007
August 2009 Warrants(4)	1,638,888	1,638,888
April 2010 Warrants(5)	4,128,631	4,128,631
Guarantor 2010 Warrants(6)	1,333,334	1,333,334
October 2010 Warrants(7)	1,863,839	1,863,839
Guarantor 2011 Warrants(8)	2,500,000	—
Other warrants(9)	394,632	424,632
Options issued under the Long-Term Incentive Plan(10)	5,831,221	5,323,054

(1)	These warrants were issued in May 2006 and voluntarily exercisable at $3.50 per share, provided that the exercise did not result in the holder owning in excess of 9.9% of the outstanding shares of the Company’s Common stock. They expired without exercise on May 1, 2011.
(2)	These warrants were issued in connection with the August 2, 2007 Term Sheet Agreement and Shareholders’ Agreement with the Company’s outside patent counsel, Fitch Even Tabin & Flannery and The Coleman Law Firm, and have a 7.5 year term. The strike prices on the warrants are: 325,000 at $1.25 (Group A); 325,000 at $1.50 (Group B); and 325,000 at $1.75 (Group C). The Company may call up to 100% of these warrants, provided that the closing stock price is at or above the following call prices for ten consecutive trading days: Group A — $4/share; Group B — $5/share; Group C — $6/share. If the Company exercises its right to call, it shall provide at least 45 days notice for one-half of the warrants subject to the call and at least 90 days notice for the remainder of the warrants subject to the call.
(3)	These warrants were issued in connection with the August 2008 registered direct offering of Common stock and warrants, are voluntarily exercisable at $1.00 per share, provided that the exercise does not result in the holder owning in excess of 9.99% of the outstanding shares of the Company’s Common stock, and expire on August 29, 2012.
(4)	These warrants were issued in connection with the August 2009 financing, are voluntarily exercisable at $0.58 per share and expire in February 2014. These amounts reflect adjustments for an additional 195,339 warrants due to anti-dilutive provisions. These warrants were previously accounted for as a derivative liability through January 28, 2011. At that time, they were modified to remove non-standard anti-dilution clauses and the associated derivative liability and related deferred financing costs were reclassified to APIC.
(5)	These warrants were issued in connection with the April 2010 Series D preferred stock offering, are voluntarily exercisable at $0.54 per share and expire on April 9, 2015.
(6)	These warrants were issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable to Sorin. These warrants have an exercise price of $0.54 per share and expire on April 9, 2015.
(7)	These warrants were issued in connection with the October 2010 registered direct offering of common stock. They have an exercise price of $0.60 and expire on April 7, 2016. These warrants were previously accounted for as a derivative liability through January 28, 2011. At that time, they were modified to remove non-standard anti-dilution clauses and the associated derivative liability and related deferred financing costs were reclassified to APIC.
(8)	These warrants were issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable to JP’s Nevada Trust. These warrants have an exercise price of $0.50 per share and expire on April 28, 2016.
(9)	These warrants were issued to placement agents, consultants, and other professional service providers in exchange for services provided. They have terms ranging from 4 to 10 years with various expiration dates through February 24, 2014 and exercise prices ranging from $1.10 to $6.00. They are voluntarily exercisable once vested. There is no call provision associated with these warrants.
(10)	These options were issued under the Company’s shareholder approved Long-Term Incentive Plan.

On March 28, 2011, the Board of Directors retired the Company’s Series C Convertible Preferred stock; there was no such stock outstanding at the time of retirement.

On April 29, 2011, the Company sold 984,850 shares of common stock at a purchase price of  $0.33 per share to four investors. The shares were sold in transactions exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each purchaser represented that it was an “accredited investor” as defined in Regulation D.

Note 16 — Capital Stock

The Company has several classes of stock as described below.

Common Stock

Common stock has a par value of  $.0001 per share and is limited to a maximum of 100,000,000 shares. It is subordinate to Series A, B, C, and D Convertible Preferred stock and to all other classes and series of equity securities of the Company which by their terms rank senior to it, in the event of a liquidation, dissolution, or winding up of the Company or with regard to any other rights, privileges or preferences. Each share of Common stock represents the right to one vote. Holders of Common stock are entitled to receive dividends as may be declared by the Board of Directors, subject to the limitations in the terms of the Series A, B, C, and D Convertible Preferred stock described below.

Series A Convertible Preferred Stock

Series A Convertible Preferred stock (“Series A”) has a par value of  $.0001 per share and is limited to a maximum of 5,000,000 shares. It has a stated liquidation preference of  $1.00 per share and preference over and rank senior to (i) Series B Convertible Preferred stock, (ii) Common stock, and (iii) all other classes and series of equity securities of the Company which by its terms do not rank senior to the Series A stock. The Series A contains a negative covenant prohibiting the Company from granting any security interest in the Company’s patents and/or future royalty streams (“Intellectual Property”). The holders of record of shares are entitled to receive cumulative dividends at the rate of 8% of the stated liquidation preference amount per share per annum, payable quarterly in arrears. These dividends are prior and in preference to any declaration or payment of any distribution on any outstanding shares of Common stock or any other equity securities of the Company ranking junior as to the payment of dividends. Dividends are to be paid in shares of Series A or, in the sole discretion of the Board of Directors, in cash. Each share of Series A stock shall entitle the holder thereof to vote on all matters voted on by holders of Common stock of the Company voting together as a single class with the other shares entitled to vote.

Each share of Series A stock may be converted into Common stock at a conversion rate equal to 90% of the twenty-day average closing price of the Company’s Common stock, but in no case shall this price be less than  $3.00 per share. The Company may redeem Series A stock for cash at a price per share equal to 104% of the liquidation preference amount plus all accrued but unpaid dividends, by providing proper notice of not less than 10 days nor more than 60 days prior to a redemption date set by the Company.

Series B Convertible Preferred Stock

Series B Convertible Preferred stock (“Series B”) has a par value of  $.0001 per share and is limited to a maximum of 5,000,000 shares. It has a stated liquidation preference of  $1.00 per share, is subordinate to the Series A stock, and has preference over and ranks senior to (i) Common stock, and (ii) all other classes and series of equity securities of the Company which by its terms do not rank senior to the Series B stock. The Series B contains a negative covenant prohibiting the Company from granting any security interest in the Company’s Intellectual Property. The holders of record of shares are entitled to receive cumulative dividends at the rate of 8% of the stated liquidation preference amount per share per annum, payable quarterly in arrears. These dividends are prior and in preference to any declaration or payment of any distribution on any outstanding shares of Common stock or any other equity securities of the Company ranking junior as to the payment of dividends. Dividends are to be paid in shares of Series B or, in the sole discretion of the Board of Directors, in cash. Each share of Series B stock shall entitle the holder thereof to vote on all matters voted on by holders of Common stock of the Company voting together as a single class with the other shares entitled to vote.

Each share of Series B stock may be converted into Common stock at a conversion rate equal to 90% of the twenty-day average closing price of the Company’s Common stock, but in no case shall this price be less than  $3.00 per share. The Company may redeem Series B stock for cash at a price per share equal to 103% of the liquidation preference amount plus all accrued but unpaid dividends, by providing proper notice of not less than 10 days nor more than 60 days prior to a redemption date set by the Company.

Series C Convertible Preferred Stock

Series C Convertible Preferred stock (“Series C”) has a par value of  $.0001 per share and is limited to a maximum of 1,000 shares. It has a stated liquidation preference of  $10,000 per share, and ranks junior to the Series A regarding distributions upon liquidation of the Company. Series C stock ranks junior to the Series B solely with respect to the priority security interest in the Company’s Intellectual Property. The shares accrued dividends at 6% of the stated liquidation preference amount from the date of issuance and increased to 8% commencing on September 25, 2005, and were payable annually in cash or shares of Common stock at the option of the Company. The Series C stock ranks pari passu with Series A and Series B with respect to payment of dividends. As of December 31, 2010 and 2009, no Series C remained outstanding.

Series D Convertible Preferred Stock

The Company's Board designated 2,000,000 shares of the preferred stock as the 10% Series D Convertible Preferred Stock (the “Preferred Stock”) with a stated value of  $1,000 per share. The Preferred Stock earns cumulative dividends at the rate of 10% per annum, payable quarterly in cash in arrears on January 15, April 15, July 15 and October 15, beginning on July 15, 2010, or, in the Company's sole discretion, in shares of common stock valued at the 5-day volume weighted average price ending 3 days immediately preceding the dividend due date, but in no case at a price less than  $0.40 per share. The Preferred Stock may be converted, at the holder’s option, into shares of common stock at a conversion price equal to  $0.4392. Upon any liquidation, dissolution or winding-up of our company, whether voluntary or involuntary, the holders will be entitled to receive out of the Company's assets an amount equal to the stated value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon, for each share of Preferred Stock before any distribution or payment is made to the holders of any junior securities. The holders of the Preferred Stock can vote their shares on a “one share one vote” basis. At any time after the third anniversary of the issuance date, the Company may redeem some or all of the then outstanding Preferred Stock, for cash equal to 100% of the aggregate stated value and accrued but unpaid dividends. The Preferred Stock also provides that with limited exceptions as discussed below, in no event will the Company effect any conversion of the Preferred Stock and the holder of the Preferred Stock will not have the right to convert the Preferred Stock, to the extent that such conversion would result in beneficial ownership by the holder of the Preferred Stock and its affiliates in excess of 9.99% of the then outstanding shares of common stock (after taking into account the shares to be issued to the holder upon such conversion). The Preferred Stock holder may decrease the foregoing threshold upon 61 days’ notice of such decrease to us. The Preferred Stock is not and will not be listed on any securities exchange or automated quotation system.

Warrants and Options

The Company had the following outstanding warrants and options at December 31:

	# Outstanding
Equity Instrument	December 31, 2010	December 31, 2009
D Warrants(1)	304,033	304,033
Unit Warrants(2)	—	1,812,500
Fitch/Coleman Warrants(3)	975,000	975,000
August 2008 Warrants(4)	1,000,007	1,000,007
August 2009 Warrants(5)	1,638,888	1,717,800
April 2010 Warrants(6)	4,128,631	—
Guarantor 2010 Warrants(7)	1,333,334	—
October 2010 Warrants(8)	1,863,839	—
Other warrants(9)	424,632	1,249,632
Options issued under the Long-Term Incentive Plan(10)	5,323,054	4,616,554

(1)	These warrants were issued in May 2006 and are voluntarily exercisable at $3.50 per share, provided that the exercise does not result in the holder owning in excess of 9.9% of the outstanding shares of the Company’s Common stock, and expire on May 1, 2011. The Company may call up to 100% of the class D warrants, provided that the Company’s Common stock must have been trading at a closing price greater than $4.50 for a period of at least ten (10) consecutive trading days prior to the date of delivery of the Call Notice, provided that the Registration Statement is then in effect and trading in the Common stock shall not have been suspended by the Securities and Exchange Commission or the securities exchange or quotation system on which the Common stock is then listed or traded.
(2)	The Unit warrants expired on March 31, 2010. The warrants were accounted for as derivative liabilities as of January 1, 2009.
(3)	These warrants were issued in connection with the August 2, 2007 Term Sheet Agreement and Shareholders’ Agreement with the Company’s outside patent counsel, Fitch Even Tabin & Flannery and The Coleman Law Firm, and have a 7.5 year term. The strike prices on the warrants are: 325,000 at $1.25 (Group A); 325,000 at $1.50 (Group B); and 325,000 at $1.75 (Group C). The Company may call up to 100% of these warrants, provided that the closing stock price is at or above the following call prices for ten consecutive trading days: Group A — $4/share; Group B — $5/share; Group C — $6/share. If the Company exercises its right to call, it shall provide at least 45 days notice for one-half of the warrants subject to the call and at least 90 days notice for the remainder of the warrants subject to the call.
(4)	These warrants were issued in connection with the August 2008 registered direct offering of Common stock and warrants, are voluntarily exercisable at $1.00 per share, provided that the exercise does not result in the holder owning in excess of 9.99% of the outstanding shares of the Company’s Common stock, and expire on August 29, 2012.
(5)	These warrants were issued in connection with the August 2009 financing (discussed later in this Note), are voluntarily exercisable at $0.58 per share and expire in February 2014. These amounts reflect adjustments for an additional 195,339 warrants due to anti-dilutive provisions. These warrants are accounted for as derivative liabilities.
(6)	These warrants were issued in connection with the April 2010 Series D preferred stock offering, are voluntarily exercisable at $0.54 per share and expire on April 9, 2015.
(7)	These warrants were issued pursuant to the Guaranty Agreements executed in connection with the Promissory Note payable to Sorin. These warrants have an exercise price of $0.54 per share and expire on April 9, 2015.
(8)	These warrants were issued in connection with the October 2010 registered direct offering of common stock. They have an exercise price of $0.60, expire on April 7, 2016, and are accounted for as derivative liabilities upon issuance and as of December 31, 2010. These warrants are accounted for as derivative liabilities.
(9)	These warrants were issued to placement agents, consultants, and other professional service providers in exchange for services provided. They have terms ranging from 4 to 10 years with various expiration dates through February 24, 2014 and exercise prices ranging from $1.10 to $6.00. They are voluntarily exercisable once vested. There is no call provision associated with these warrants.
(10)	These options were issued under the Company’s shareholder approved Long-Term Incentive Plan. See Note 17 for a full discussion regarding these options.

Activity

The Company issued 6,830,115 shares of Common stock during 2010. The following table lists the sources of and the proceeds from those issuances:

Source	# of Shares	Total Proceeds
Conversion of series D convertible preferred shares	762,750	$—
Exercise of August 2009 warrants	274,251	$165,703
Common stock issued in lieu of cash for dividend payable on Series D Convertible Preferred shares	371,927	$—
Sale of shares pursuant to registered direct offering completed in Fourth Quarter 2010	3,727,677	$1,506,000
Sale of shares pursuant to October 2010 equity purchase agreement	1,350,000	$613,920
Common stock issued in lieu of cash for fees incurred pursuant to October 2010 equity purchase agreement	343,510	$—
Totals	6,830,115	$2,285,623

The Company issued 3,311,005 shares of Common stock during 2009. The following table lists the sources of and the proceeds from those issuances:

Source	# of Shares	Total Proceeds
Conversion of series B convertible preferred shares	11,326	$—
Sale of shares pursuant to registered direct offering completed in Third Quarter 2009	3,299,679	$1,490,057
Totals	3,311,005	$1,490,057

The Company has used the cash proceeds from these 2010 and 2009 issuances for general corporate purposes. The issuance of shares under the Company’s LTIP were registered by the Company’s Registration Statement on Form S-8 filed with the SEC on November 1, 2004 and subsequently amended on June 12, 2006, March 26, 2008, and September 25, 2009. All other offerings of the Company’s securities were either registered under the Securities Act or made in reliance on the private offering exemptions contained in Section 4(2) of the Securities Act and regulations promulgated thereunder, and in reliance on similar exemptions under applicable state laws as a transaction not involving a public offering. None of these transactions involved any underwriters, underwriting discounts or commissions.

In 2010, the Company granted 733,000 options to purchase the Company’s Common stock with exercise prices ranging from  $0.47 to  $0.61 under the LTIP (see Note 17).

On October 15, 2010, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred Stock in the form of shares of its Common stock. The total dividend paid to all Series D preferred stock holders was 196,878 common shares.

On October 7, 2010, Cytomedix entered into securities purchase agreements with investors to raise gross proceeds of approximately  $1.5 million, before offering related expenses, in a registered direct offering of 3,727,677 shares of its common stock and warrants to purchase 1,863,839 shares of common stock. The per share purchase price paid by investors was  $0.40, the purchase price paid by affiliate investors was  $0.53. The warrants expire after five years and are exercisable at  $0.60 per share on or after April 7, 2011. The Company expects to use the proceeds from this transaction for debt servicing and general corporate and working capital purposes. The Company’s total expense in connection with this offering is  $199,000.

On October 6, 2010, Cytomedix entered into a certain Purchase Agreement (the “LPA”) with Lincoln Park Capital Fund, LLC (“LPC”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, LPC is committed to purchase up to an aggregate of  $1.5 million of the Company’s shares of common stock, including up to 91,784 commitment shares, over the 25-month term of the LPA. Under this LPA, the Company has the right, in its sole discretion, on every other business day, to present LPC with a purchase notice, directing LPC (as principal) to purchase up to 150,000 shares of the Company’s common stock per trading day, up to  $1.5 million of the Company’s common stock in the aggregate over the 25-month term of the LPA, at a per share price (the “Purchase Price”) calculated as the lower of (i) the lowest trading price on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of those securities. The LPA provides in no event shall the Purchase Price be less than  $0.30 per share. The Company will control the timing and amount of any sales of its common stock to LPC. LPC has no right to require any sales by the Company, but is obligated to make purchases from the Company as the Company directs in accordance with the LPA. The Company also can accelerate the amount of common stock to be purchased under certain circumstances. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the LPA. The Company did not pay any expense reimbursement or placement agent fee in connection with the LPA. The LPA may be terminated by the Company at any time, at its discretion, without any penalty or cost to the Company. The Company’s ability to sell its shares to LPC is also subject to its obtaining all necessary consents, amendments or waivers as may be required. Under the LPA, the Company may not sell to LPC any shares of its common stock in excess of 19.99% of its shares of common stock outstanding, unless and until such issuances are approved by our shareholders, in the event such approval is required under the rules and regulations of the trading market where the Company’s securities are then listed. The LPA contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions by, among and for the benefit of the parties. LPC has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s shares of common stock. The net proceeds the Company may receive will depend on the frequency and prices at which it sells shares of stock to LPC under the LPA and the maximum proceeds it may receive over the 25-month term of the agreement is  $1.5 million. The Company expects that any proceeds received by the Company from sales of the Company’s common stock to LPC under the LPA, when such sales are made, will be used for debt servicing and general corporate and working capital purposes.

On October 5, 2010, we entered into a  $10 million Purchase Agreement (the “Purchase Agreement”) with LPC, together with a Registration Rights Agreement (the “Registration Rights Agreement”), whereby LPC has agreed to purchase up to  $10 million of the Company’s common stock over a 25-month period. Under the Registration Rights Agreement, the Company agreed to file a registration statement related to the transaction with the U.S. Securities & Exchange Commission (“SEC”) covering the shares that have been or may be issued to LPC under the Purchase Agreement. After the SEC has declared effective such registration statement, the Company has the right, but not the obligation, over a 25-month period, to sell shares of its common stock to LPC in amounts of up to 150,000 shares per business day every other business day, depending on certain conditions as set forth in the Purchase Agreement, up to the aggregate amount of  $10 million. The purchase price for the shares of common stock to be purchased by LPC will be the lower of (i) the lowest trading price on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of those securities. In no event, however, will the additional shares be sold to LPC at a price of less than  $0.30 per share. In consideration for entering into the Purchase Agreement, the Company issued to Lincoln Park 305,944 shares of restricted common stock as an initial commitment and is required to issue up to 336,538 additional commitment shares of common stock, pro rata, as the Company requires LPC to purchase the Company’s shares under the Purchase Agreement over the term of the agreement. The Company can also accelerate the amount of common stock to be purchased under certain circumstances. The Purchase Agreement may be terminated by the Company at any time at the Company’s discretion without any cost to the Company. Under the Purchase Agreement, the Company may not sell to LPC any shares of its common stock in excess of 19.99% of its shares of common stock outstanding, unless and until such issuances are approved by our shareholders, in the event such approval is required under the rules and regulations of the trading market where the Company’s securities are then listed. The Company’s ability to sell its shares to LPC is also subject to its obtaining all necessary consents, amendments or waivers as may be required. The proceeds received by the Company under the Purchase Agreement are expected to be used for debt servicing, working capital and general corporate purposes.

On July 15, 2010, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred Stock in the form of shares of its Common stock. The total dividend paid to all Series D preferred stock holders was 175,049 shares.

On April 9, 2010, in connection with the Guaranty Agreements, the Company issued warrants to the Guarantors to purchase an aggregate 1,333,334 shares of Common stock of the Company. The warrants expire after five years and are exercisable at  $0.5368 per share (see Note 14).

On April 9, 2010, the Company entered into Subscription Agreements with certain accredited investors (the “Purchasers”), with respect to the sale of its (i) 10% Series D convertible preferred stock (the “Preferred Stock”), and (ii) warrants to purchase shares of Common stock of the Company (the “Warrants”) (together, the “Securities”), for gross proceeds of  $3.65 million (before customary offering expenses of approximately  $423,000, and excluding any proceeds that Cytomedix may receive upon exercise of the Warrants) (the “Preferred Stock Offering”). The Preferred Stock earns dividends at the rate of 10% per annum, payable quarterly in cash or, in the Company’s sole discretion, in shares of the Company’s Common stock. The Preferred Stock may be converted, at the holder’s option, into fully paid and non-assessable shares of the Common stock at the conversion price equal to 90% of the volume weighted average price (“VWAP”) for the 10 trading days prior to the closing date, or  $0.4392. The conversion price on the Preferred Stock for affiliate investors is  $0.5580. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders will be entitled to receive out of the Company’s assets an amount equal to the stated value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon, for each share of Preferred Stock before any distribution or payment is made to the holders of any junior securities. At any time after the third anniversary of the issuance date, the Company may redeem some or all of the then outstanding Preferred Stock for cash in an amount equal to the stated value of the outstanding Preferred Stock plus any accrued dividends. The Preferred Stock will not be listed on any securities exchange or automated quotation system. The Purchasers were also issued five-year Warrants to purchase, in the aggregate, 4,128,631 shares of Common stock, which number represents 50% of shares of Common stock underlying the Preferred Stock as of the closing of the Preferred Stock Offering, at an exercise price per share of  $0.5368. Each Warrant is exercisable immediately on the date of issuance and will expire on April 9, 2015. In accordance with the terms of the Registration Rights Agreement executed by the Company in connection with the April 2010 private offering, the Company filed a registration statement on Form S-3 with the SEC to register the resale of the Company’s common stock underlying certain securities sold in the April 2010 private offering. The registration statement was declared effective by the SEC on November 3, 2010. The Preferred Stock and Warrants are classified as equity. The proceeds from the Preferred Stock Offering were allocated among Preferred Stock and Warrants based on their relative fair values. Pursuant to the terms of the Preferred Stock Offering, a beneficial conversion feature in the amount of  $1,948,155 was recorded and fully amortized in April 2010 and is reflected in the Preferred dividend section of the statement of operations. The beneficial conversion feature represents the intrinsic value of the Preferred Stock which results from the effective conversion price of the convertible preferred stock being lower than the fair value of the underlying common stock on the date of issuance.

During the year ended December 31, 2010, 851,500 options and warrants expired or were forfeited by contract due to the termination of the underlying service arrangement.

In 2009, the Company granted 663,500 options to purchase the Company’s Common stock with exercise prices ranging from  $0.30 to  $0.62 under the LTIP (see Note 17).

On September 17, 2009, pursuant to the Certificate of Designation filed with the Delaware Secretary of State, the Board of Directors authorized a stock dividend on the Company’s Series A and B Convertible Preferred shares. This dividend resulted in the issuance of 7,446 and 7,463 shares of Series A and B Convertible Preferred stock, respectively. The Company did not issue dividends on Series A and B Convertible Preferred Stock in 2010.

In August 2009, the Company entered into securities purchase agreements with certain investors for their purchase of 3,299,679 shares of Cytomedix’s Common stock at a purchase price of  $0.44 per share, and 5-year warrants to purchase an additional 1,717,800 shares of Cytomedix’s Common stock at an exercise price of  $0.65 (the “Financing”). Holders of the warrants may exercise warrants at any time on or after 180 days following the issuance date through February 2014. The securities in this Financing were offered and sold pursuant to a prospectus dated March 26, 2008 and a prospectus supplement dated August 10, 2009, pursuant to the Company’s effective shelf registration statement on Form S-3 (SEC File No. 333-147793). As a result of this Financing, Cytomedix received gross proceeds of approximately  $1,490,000 (before customary offering expenses of approximately  $93,000, and excluding any proceeds that Cytomedix may receive upon exercise of the warrants). Certain officers and directors of the Company participated in this offering. Their purchase price per share was  $0.57; all other terms and provisions were the same as those of the public investors. The warrants issued in connection with this offering were classified as derivative liabilities.

On January 1, 2009, the Company adopted ASC 815-40 Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock. As such, certain stock purchase warrants issued in 2004 were reclassified as derivative liabilities. The cumulative effect of this accounting change is reflected in the Statement of Stockholders’ Equity.

During the year ended December 31, 2009, 111,602 options and warrants expired or were forfeited by contract due to the termination of the underlying service arrangement.

No dividends were declared or paid on the Company’s Common stock in any of the periods discussed in this report.

At December 31, the following amounts were accrued for dividends payable:

	2010	2009
Series A Preferred Stock	$12,324	$3,945
Series B Preferred Stock	9,038	3,340
Series D Preferred Stock	71,491	—
	$92,853	$7,285

As of December 31, 2010, the balance of unamortized stock-based compensation for warrants granted to non-employees was  $0.

Supplemental Cash Flow Disclosures - Non-Cash Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Supplemental Cash Flow Disclosures - Non-Cash Transactions

Note 13 — Supplemental Cash Flow Disclosures — Non-Cash Transactions

Non-cash transactions for the six months ended June 30, 2011 include:

Accrued dividends on preferred stock	$173,213
Preferred dividends paid by issuance of stock	(167,954)
Abatement of derivative liabilities for modified warrant agreements	1,434,322
Discharge of previously deferred financing costs for modified warrant agreements	(136,543)

Additionally, pursuant to our April 2011 settlement agreement with Sorin (see Note 10), the amounts due between the parties as a result of the transition services agreement were netted. We reclassed approximately  $678,000 from the Accounts receivable, net line to the Accounts payable and accrued expenses line of the Condensed Consolidated Balance Sheets as of June 30, 2011.

Note 18 — Supplemental Cash Flow Disclosures – Non-Cash Transactions

Non-cash transactions for years ended December 31 include:

	2010	2009
Accrued dividends on preferred stock	$275,068	$14,951
Preferred dividends paid by issuance of stock	189,500	14,909
Business acquisitions:
Inventory acquired	1,151,035	—
Propery and equipment acquired	768,000	—
Goodwill and intangible assets	4,089,823	—
Deferred charges	655,260	—
Note Payable for balance of acquisition	(4,008,858)	—

Cash paid for interest was  $371,000 and  $13,000 in 2010 and 2009, respectively. There were no income taxes paid in 2010 and 2009.

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies

Note 14 — Commitments and Contingencies

The Company is prohibited from granting a security interest in certain of the Company’s patents and/or future royalty streams under the terms of the Series A and B Convertible Preferred stock.

Under the Company’s plan of reorganization upon emergence from bankruptcy in July 2002, the Series A Preferred stock and the dividends accrued thereon that existed prior to emergence from bankruptcy are to be exchanged into one share of new Common stock for every five shares of Series A Preferred stock held as of the date of emergence from bankruptcy. This exchange is contingent on the Company’s attaining aggregate gross revenues for four consecutive quarters of at least  $10,000,000 and would result in the issuance of 325,000 shares of Common stock. Through June 30, 2011, the Company had not reached such aggregate revenue levels.

In conjunction with its FDA clearance, the Company agreed to conduct a post-market surveillance study to further analyze the safety profile of bovine thrombin as used in the AutoloGelTM System. This study is estimated to cost between  $500,000 and  $700,000 over a period of several years, which began in the third quarter of 2008. As of June 30, 2011, approximately  $361,000 had been incurred.

In July 2009, in satisfaction of a new Maryland law pertaining to Wholesale Distributor Permits, the Company established a Letter of Credit, in the amount of  $50,000, naming the Maryland Board of Pharmacy as the beneficiary. This Letter of Credit serves as security for the performance by the Company of its obligations under applicable Maryland law regarding this permit and is collateralized by the CD described in Fair Value Measurements (see Note 4).

In 2011, we are committed to  $324,000 in capital expenditures representing Angel® machines sufficient to address forecasted customer demand.

The Company’s offices and warehouse facilities are located in Gaithersburg, Maryland, and comprise approximately 4,100 square feet under a 40-month operating lease expiring December 2013. Monthly rent, including our share of certain annual operating costs and taxes, is approximately  $5,800 per month, with the first four months free.

Note 20 — Commitments and Contingencies

The Company is prohibited from granting a security interest in certain of the Company’s patents and/or future royalty streams under the terms of the Series A and B Convertible Preferred stock.

Under the Company’s plan of reorganization upon emergence from bankruptcy in July 2002, the Series A Preferred stock and the dividends accrued thereon that existed prior to emergence from bankruptcy are to be exchanged into one share of new Common stock for every five shares of Series A Preferred stock held as of the date of emergence from bankruptcy. This exchange is contingent on the Company’s attaining aggregate gross revenues for four consecutive quarters of at least  $10,000,000 and would result in the issuance of 325,000 shares of Common stock. Through December 31, 2010, the Company had not reached such aggregate revenue levels.

In conjunction with its FDA clearance, the Company agreed to conduct a post-market surveillance study to further analyze the safety profile of bovine thrombin as used in the AutoloGelTM System. This study is estimated to cost between  $500,000 and  $700,000 over a period of several years, which began in the third quarter of 2008. As of December 31, 2010, approximately  $280,000 had been incurred.

In July 2009, in satisfaction of a new Maryland law pertaining to Wholesale Distributor Permits, the Company established a Letter of Credit, in the amount of  $50,000, naming the Maryland Board of Pharmacy as the beneficiary. This Letter of Credit serves as security for the performance by the Company of its obligations under applicable Maryland law regarding this permit and is collateralized by the CD described in Fair Value Measurements (see Note 5).

In 2011, we are committed to  $432,000 in capital expenditures representing Angel® machines sufficient to address forecasted customer demand.

The Company’s offices and warehouse facilities are located in Gaithersburg, Maryland, and comprise approximately 4,100 square feet under a 40 month operating lease expiring December 2013. Monthly rent, including our share of certain annual operating costs and taxes, is approximately  $5,800 per month, with the first four months free.

The Company also rents office space in Rockville, Maryland, under a lease expiring in June 2011. The Company has agreed in principle with the landlord to an early termination of this lease. Amounts totaling  $18,000 to be paid under the early termination agreement have been accrued as of December 31, 2010.

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events

Note 15 — Subsequent Events

July 2011 Debt Offerings

On July 15, 2011, Cytomedix entered into a Letter Agreement (the “Agreement”) with an unaffiliated third party, JMJ Financial Group Inc. (“JMJ”), relating to a private placement of up to  $1.3 million in principal amount of a three-year convertible promissory note (the “JMJ Note”) providing for advances in the following amounts: (i)  $600,000 paid to the Company at the closing of the investment on July 18, 2011, (ii)  $200,000 to be paid to the Company within 60 days of the closing of this investment provided that (a) there is no event of default at the time of such payment and (b) the trading volume of the Company’s common stock for the previous 22 trading days is at least  $500,000, and (iii) on a best efforts basis and at JMJ’s election to pay the remaining amount commencing 210 days following the closing of the investment, in monthly installments of  $150,000, but in no case later than the maturity date of the note, which payment amount and schedule may be changed, subject to JMJ’s discretion upon written notice to the Company. JMJ has the option to provide additional funding of up to  $1.5 million on substantially the same terms. In the event JMJ elects to execute an additional note in the amount of  $500,000 and to enforce the conversion “ceiling” (discussed below), the Company may elect to cancel within three days of JMJ’s execution in exchange for a one-time penalty in the amount of 20% of the unfunded amount, which can be added either to the balance of the note or paid in cash, at the Company’s discretion. Finally, in the event JMJ elects to execute additional notes in an additional amount of up to  $1 million, the Company may elect to cancel such notes at no fee or penalty. The JMJ Note is convertible into shares of the Company’s common stock based on 80% of the average of the three lowest closing prices in the 20 trading days prior to the date of conversion. The JMJ Note bears a one-time 4% interest charge, which can be paid in shares of common stock at the conversion rate. The conversion is subject to a “ceiling” of  $0.80 per share which is applicable to the initial  $800,000 of the funding, and a “floor” of  $0.25 per share. The JMJ Note may not be prepaid by the Company unless approved by JMJ. JMJ’s funding obligations are secured and collateralized over the remainder of the three-year period. The JMJ Note also includes customary default provisions related to payment of principal and interest and bankruptcy or creditor assignment. In addition, it will constitute an event of default under the JMJ Note if the Company is not eligible to transfer shares by DWAC/FAST or becomes delinquent in its filings with the Securities and Exchange Commission. The foregoing description of the Letter Agreement and JMJ Note does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such agreements and documents.

On July 15, 2011, the Company also entered into Subscription Agreements with four of its existing shareholders in connection with the sale of the Company’s 12% convertible promissory notes maturing on March 31, 2012 (the “Notes”) for a total investment in the amount of  $600,000 (the “Note Offering”). The Notes bear interest at the rate of 12% per annum that is payable quarterly commencing on September 30, 2011. The Note holders may, at their option, at any time prior to the maturity date of the Note, convert the unpaid principal amount and accrued interest into shares of the Company’s common stock, which number is determined by dividing the Note conversion amount by the conversion price equal to 90% of the volume-weighted average price for the 10 trading days prior to the conversion date, subject to a conversion “ceiling” of  $0.50 per share. The Notes may be prepaid at any time after January 12, 2012, without premium or penalty. The Subscription Agreement and the Notes contain other terms and provisions that are customary for instruments of this nature. The foregoing description of the Subscription Agreement and the Notes does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such agreements and documents.

The securities in JMJ Offering and the Note Offering were sold exempt from registration under the Securities Act of 1933, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder. Each purchaser represented that it was an “accredited investor” as defined in Regulation D.

Note 21 — Subsequent Events

Dividend on Series D Preferred Stock

On January 18, 2011, pursuant to the terms of the Certificate of Designation, the Company paid a dividend on its Series D Preferred Stock in the form of shares of its common stock. The total dividend paid to all Series D preferred stock holders was 142,915 shares of common stock.

Stock Option Grants

On January 26, 2011, under the LTIP, the Company granted 190,000 stock options to board members for their upcoming service in 2011, 10,000 to an employee, and 50,000 to a consultant. These options have an exercise price of  $0.49, which was the closing market price on their date of grant and expire ten years from the date of grant, except for the consultant options which have a 3 year term. The board members’ options vest in equal monthly installments through December 2011, the other options vest over a period of two to three years.

Warrant Amendments

On January 28, 2011, with approval of the respective warrant holders, the Company made the following modifications to existing warrants:

•	August 2009 Warrants — the exercise price was reduced to $0.51 and the clause requiring pricing adjustments upon certain subsequent equity issuances was deleted
•	October 2010 Warrants — the clause requiring pricing adjustments upon certain subsequent equity issuances was deleted

These modifications resulted in the reclassification of the derivative liability associated with these warrants to Additional paid-in capital.

Description of the Business	12 Months Ended
Dec. 31, 2010
Description of the Business

Note 1 — Description of the Business

Cytomedix (“The Company”) develops, sells, and licenses regenerative biological therapies intended to aid the human body in regenerating/healing itself, to primarily address the areas of wound care and orthopedic surgery. The Company currently markets the AutoloGelTM System, a device for the production of platelet rich plasma (“PRP”) gel derived from the patient’s own blood. The AutoloGelTM System is cleared by the Food and Drug Administration (“FDA”) for use on a variety of exuding wounds. The Company is currently pursuing a multi-faceted strategy to penetrate the chronic wound market with its AutoloGelTM System.

In April 2010, the Company acquired the Angel® Whole Blood Separation System (“Angel®”) and ActivAT® Autologous Thrombin Processing Kit (“ActivAT®”) from Sorin Group USA, Inc (“Sorin”). Used primarily in operating rooms, Angel® is used for separation of whole blood into red cells, platelet poor plasma and platelet rich plasma. ActivAT® is designed to produce autologous thrombin serum from platelet poor plasma and is sold exclusively in Europe and Canada, where it provides a safe alternative to bovine-derived products.

The Company is also pursuing opportunities for the application of AutoloGelTM and Angel® into other markets such as hair transplantation and orthopedics, as well as actively seeking complementary products for regenerative medicine markets.

Cytomedix sells its products primarily to health care providers in the United States. Until November 2009, it licensed certain of its patents to surgical medical device suppliers in the United States; these license agreements and the revenue streams associated therewith, have since terminated as the underlying patents have expired.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The Company’s financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. They include the accounts of the company and our subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain financial information is based on fresh-start accounting utilized upon the Company’s emergence from bankruptcy in July 2002. Certain prior period amounts have been reclassified to conform to the current period presentation with no impact to net loss.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Business Combinations

When the Company determines that an agreement constitutes a business combination it accounts for it by applying the acquisition method. Under this method the Company allocates the purchase price to the assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition, including intangible assets that arise from contractual or other legal rights or are separable (i.e. capable of being sold, transferred, licensed, rented, or exchanged separately from the entity). Determination of fair value is based on certain estimates and assumptions regarding such things as forecasted future revenues and expenses, customer attrition, prevailing royalty rates, required rates of return, etc. The purchase price in excess of the fair value of the net assets and liabilities is recorded as goodwill. See further discussion regarding the accounting for the Angel® Business (hereinafter defined) combination in Note 4 — Acquisition.

Concentration of Risk

As of December 31, 2010 and 2009, the Company maintained no amounts in financial institutions in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance. As of December 31, 2009 approximately  $1,482,000 held in money market accounts at brokerage firms was in excess of Securities Investor Protection Corporation (“SIPC”). This amount not covered by SIPC was insured by the Company’s brokerage firm through the Customer Asset Protection Company (“CAPCO”). CAPCO would cover losses in the event of the financial failure and liquidation of the financial institution that houses the Company’s institutional money market investments, however does not ensure against losses due to market fluctuations. As of December 31, 2010 there were no amounts in money market accounts at brokerage firms in excess of SIPC.

The Company currently has two products, both using Plasma Rich Platelet (PRP) technology, that are presently marketed. Significant changes in technology could lead to new products or services that compete with the product offered by the Company. These changes could materially affect the price of the Company’s product or render it obsolete. The Company outsources manufacturing for all the components of its offerings. While the Company utilizes single suppliers for several components of the Angel® and AutoloGelTM offering, most components are readily available on the open market and therefore no dependency exists. The one exception is a reagent, bovine thrombin, available exclusively through King Pharmaceuticals, with whom the Company has an established vendor relationship.

Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts and Royalties Receivable

Cytomedix generates accounts receivable from the sale of its products. Cytomedix provides for a reserve against receivables for estimated losses that may result from a customer’s inability or unwillingness to pay. The allowance for doubtful accounts is estimated primarily based upon historical write-off percentages, known problem accounts, and current economic conditions. Accounts are written off against the allowance for doubtful accounts when the Company determines that amounts are not collectable. Recoveries of previously written-off accounts are recorded when collected. Royalties receivable represent current royalties earned on sales of covered product by licensees.

Inventory

Inventory is stated at the lower of cost or net realizable value. Inventory consists primarily of finished goods. Cost is determined on a first-in-first-out basis. The Company’s primary product is the Angel® Processing set which has a shelf life of three years. The Company also maintains an inventory of kits, reagents, and other disposables that have shelf lives that generally range from ten months to five years. Expired products are segregated and used for demonstration purposes only; the Company writes off expired inventory through cost of sales.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and is depreciated, using the straight-line method, over their estimated useful lives ranging from three to five years for all assets except for furniture and manufacturing equipment which is depreciated over seven and ten years, respectively. Maintenance and repairs are charged to operations as incurred. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and any gain or loss is included in other income and expense.

Centrifuges may be sold, leased, or placed at no charge with customers. They are stated at cost less accumulated depreciation and are depreciated, using the straight-line method, over their estimated useful lives of three to five years. Maintenance and repairs are charged to operations as incurred. Depreciation expense for centrifuges that are available for sale, leased, or placed at no charge with customers are charged to cost of sales. Depreciation expense for centrifuges used for sales and marketing and other internal purposes are charged to operations. When the centrifuges are sold the net book value is charged to cost of sales.

Intangible Assets

The Company capitalizes the costs of purchased patents, trademarks, customer, and technology related intangibles. These intangibles are amortized via the straight-line method over their estimated useful lives. The Company accounts for finite-lived intangibles under FASB ASC 350, Intangibles — Goodwill and Other, and therefore reviews the recoverability of long-lived and finite-lived intangible assets when circumstances indicate that the carrying amount of assets may not be recoverable.

The Company follows the guidance of FASB ASC 350, Intangibles — Goodwill and Other, with regard to its indefinite-lived intangibles. ASC 350 requires that goodwill be assessed at least annually for impairment by applying a fair value based test. The Company conducts this test as of October 1 of each year. As of October 1, 2010 we determined that there was no impairment. In the event that our analysis indicates an impairment, the Company would record an impairment loss, based on the fair value of the assets. Since the date of our fair value test their have been no triggering events requiring the need to update our impairment test.

Income Taxes

The Company accounts for income taxes under the liability method, which requires companies to account for deferred income taxes using the asset and liability method. Under the asset and liability method, current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credits and loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Tax rate changes are reflected in income during the period such changes are enacted.

At December 31, 2010, we have accumulated U.S. federal and state net operating tax losses that are available to offset future taxable income and reduce future federal and state income taxes during the carryforward period. The utilization of available losses depends on the generation of future taxable income to absorb the losses. We may not be able to use available losses within the carryforward period. In addition, based on generally accepted accounting principles, we have determined for financial accounting and reporting purposes that it is unlikely that we will be able to apply or use the available losses to reduce future federal or state income taxes during the carryforward period. This assessment is updated annually or more frequently based on changes in circumstances.

A valuation allowance is recorded against deferred tax assets when it is more likely than not that a tax benefit will not be realized. The assessment for a valuation allowance requires judgment on the part of management with respect to the benefits that may be realized. The Company has concluded, based upon available evidence, it is more likely than not that the U.S. federal, state, and local deferred tax assets at December 31, 2010, will not be realized. For the year ended December 31, 2010, the income tax provision relates exclusively to a deferred tax liability associated with the amortization of goodwill. No further provision was recorded as a full valuation allowance has been provided against U.S. federal, state, and local deferred tax assets. The valuation allowance will be reversed at such time that realization is believed to be more likely than not. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. The only periods subject to examination for the Company’s federal return are the 2003 through 2010 tax years. The Company believes that its income tax filing positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income before taxes. There were no such items during the periods covered in this report.

Revenue Recognition

The Company recognizes revenue in accordance with FASB ASC 605, Revenue Recognition. ASC 605 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) consideration is fixed or determinable; and (4) collectibility is reasonably assured.

With the acquisition of the Angel® business, the Company acquired various customer agreements. Some of these agreements are for sales of disposable processing sets and supplies to existing customers, and the remaining agreements combine the (i) usage or leasing of blood separation processing equipment, (ii) maintenance of processing equipment, and (iii) purchase of disposable processing sets and supplies.

Revenue from sales of disposable processing sets and supplies is recognized upon shipment of products to the customers. The Company does not maintain a reserve for returned products as in the past those returns have been negligible.

In regards to those agreements that combine the usage of the blood separation processing equipment with the sale of disposable processing sets and supplies and maintenance, the consideration is allocated to the various elements in accordance with the guidance for multiple element arrangements under ASC 605 — Revenue recognition. Based on the terms contained in the agreements, any payments under these agreements are contingent on the customer ordering additional disposable processing sets and supplies, and the customers are not required to purchase any minimum guaranteed quantity of products during the term of the agreements. The usage of the blood separation processing equipment is accounted for as an operating lease in accordance with ASC 840 — Leases, and as result of payments being contingent upon the ordering by the customer of new products, any rental income is recorded following the contingent rental method when rental income is earned and collectability is reasonably assured. The sale of disposable processing sets and supplies and maintenance are deemed a combined unit of accounting because the Company does not have objective and reliable evidence of fair value of the maintenance component on the arrangement. However, since (a) any consideration for disposable processing sets and supplies and maintenance is contingent upon the customer ordering additional disposable processing sets and supplies and (b) both the disposable products and maintenance services are provided over the same term, the Company recognizes revenue for this combined unit of accounting following the contingent revenue method at the time disposable products are delivered based on prices contained in the agreement. Rental income is currently less than 10% of total revenue and the Company therefore does not make separate disclosure in the statement of operations.

Percentage based fees on licensee sales of covered products are generally recorded as products are sold by licensees and are reflected as Revenues in the Royalties line of the Consolidated Statements of Operations. Under certain agreements, Cytomedix has received lump sum payments. If the lump sum payment is deemed to be an inducement to enter into an agreement, and is applicable to some future period, then this amount is recorded as deferred revenue and amortized to revenue on a straight line basis over the course of the agreement.

Direct costs associated with product sales and royalty revenues are recorded at the time that revenue is recognized.

Stock-Based Compensation

The Company, from time to time, may issue compensatory stock options or shares to employees, consultants, and other service providers under its Long-Term Incentive Plan (“LTIP”) (see Note 17). In some cases, it has issued compensatory warrants to service providers outside the LTIP (see Note 17). The Company issues new shares of its Common stock when employees or service providers exercise options or warrants.

The Company adopted FASB ASC 718, Compensation — Stock Compensation, as of January 1, 2006, using the modified prospective application. Under this method, all equity-based compensation awarded after the adoption date has been determined under the fair value provisions of ASC 718. This compensation is then expensed over the vesting period of the underlying award. Additionally, for all equity-based compensation awarded prior to the adoption date, compensation for the portion of awards for which the requisite service is performed after the adoption date is recognized as service is rendered.

The fair value of each option award to employees and directors is estimated on the date of grant using the Black-Scholes-Merton option-pricing formula (“Black-Scholes model”). The weighted-average assumptions used in the model are summarized in the following table:

	2010	2009
Risk free rate	1.96%	2.05%
Expected years until exercise	6.0	5.8
Expected stock volatility	143%	141%
Dividend yield	—	—

For employee and director options, expected volatilities are based on historical volatility of the Company’s stock. Due to the Company’s short operating history, it uses peer company data to estimate option exercise and employee termination within the valuation model. The expected years until exercise represents the period of time that options are expected to be outstanding and was estimated by using peer company information. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company estimated that the dividend rate on its Common stock will be zero. The fair value of compensatory options or warrants issued to service providers utilizes the same methodology with the exception of the expected term. For these awards to non-employees, the Company estimates that the options or warrants will be held for the full term.

Stock-based compensation for awards granted to non-employees is periodically remeasured as the underlying options and warrants vest. The Company recognizes an expense for such awards throughout the performance period as the services are provided by the non-employees, based on the fair value of these options and warrants at each reporting period.

The Company estimates the fair value of stock issuances based on the closing market value of the Company’s stock on the date of grant.

Loss Per Share

Loss per share is calculated in accordance with FASB ASC 260, Earnings Per Share. Basic loss per share is computed based upon the weighted average number of shares of Common stock outstanding for the period and excludes any potential dilution. Diluted earnings per share reflects potential dilution from the exercise of securities into Common stock. Outstanding options and warrants to purchase Common stock and the Common stock equivalents of convertible preferred stock are not included in the computation of diluted earnings per share because the effect of these instruments would be anti-dilutive (i.e. would reduce the loss per share). The Common shares potentially issuable upon the exercise of these instruments were as follows at December 31:

	2010	2009
Options	5,323,054	4,616,554
Warrants	11,668,364	7,058,972
Series A Preferred Stock	32,554	32,554
Series B Preferred Stock	21,928	21,928
Series D Preferred Stock	7,494,492	—
	24,540,392	11,730,008

Defined Contribution Plans

The Company sponsors a defined contribution plan under Section 401(k) of the Internal Revenue Code covering substantially all full-time U.S. employees. Employee contributions are voluntary and are determined on an individual basis subject to the maximum allowable under federal tax regulations. Participants are always fully vested in their contributions. Beginning in 2007, the Company modified its plan and began making employer matching contributions, which also vest immediately. This plan is designated as a “Safe Harbor” plan. During 2010 and 2009, the Company contributed approximately  $55,000 and  $47,000 in cash to the plan.

Fair Value of Financial Instruments

The Company accounts for its financial instruments at fair value in accordance with U.S. GAAP. Fair value is the price that would be received from the sale of an asset or paid to transfer a liability assuming an orderly transaction in the most advantageous market at the measurement date. U.S. GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of observability of inputs used in measuring fair value. These tiers include:

•	Level 1, defined as observable inputs such as quoted prices in active markets for identical assets;
•	Level 2, defined as observable inputs other than Level I prices such as quoted prices for similar assets; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and
•	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. At each reporting period, we perform a detailed analysis of our assets and liabilities that are measured at fair value. All assets and liabilities for which the fair value measurement is based on significant unobservable inputs or instruments which trade infrequently and therefore have little or no price transparency are classified as Level 3.

The Company accounts for derivative financial instruments under ASC 815, Accounting for Derivative Instruments and Hedging Activities, as amended and interpreted. ASC 815 requires that we recognize all derivatives on the balance sheet at fair value. Certain warrants issued in 2009 and prior years meet the definition of derivative liabilities. In addition, in October 2010, we executed an equity transaction in which detachable stock purchase warrants were sold. These warrants also contain characteristics that meet the definition of a derivative liability and will be adjusted to fair value using the Black-Scholes model. This model determines fair value by requiring the use of estimates that include the contractual term of the warrant, expected volatility of the Company’s stock price, expected dividends and the risk-free interest rate. Changes in fair value are classified in Other income (expense) in the consolidated statement of operations at every balance sheet date.

Additional information regarding fair value is disclosed in Note 5.

Recent Accounting Pronouncements

In October 2009, the FASB issued ASU No. 2009-13, Multiple-Deliverable Revenue Arrangements, or ASU 2009-13, which amends existing revenue recognition accounting pronouncements that are currently within the scope of FASB ASC 605, Revenue Recognition. This guidance eliminates the requirement to establish the fair value of undelivered products and services and instead provides for separate revenue recognition based upon management’s estimate of the selling price for an undelivered item when there is no other means to determine the fair value of that undelivered item. ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company is currently evaluating the impact, if any, that the adoption of this amendment will have on its financial statements.

In December 2010, the FASB issued ASU No. 2010-28, Intangibles — Goodwill and Other, or ASU 2010-28, which amends the goodwill impairment test outlined in FASB ASC 350. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU 2009-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company is currently evaluating the impact, if any, that the adoption of this amendment will have on its financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures, or ASU 2010-06. This update requires new disclosures of transfers in and out of Levels 1 and 2 and of activity in Level 3 fair value measurements. The update also clarifies the existing disclosures for levels of disaggregation and about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll-forward of activity in Level 3 fair value measurements. These disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company is currently evaluating the impact, if any, that the adoption of this amendment will have on its financial statements.

Acquisition	12 Months Ended
Dec. 31, 2010
Acquisition

Note 4 — Acquisition

Overview

On April 9, 2010, Cytomedix, through its wholly owned subsidiary, and Sorin entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which Cytomedix agreed to buy all title and interest in certain assets of and assume certain liabilities in Sorin’s operation of the Angel® and ActivAT® product lines (including the whole blood separation system, the blood processing kit and blood accessing kit) (the “Business Assets” or “Angel® Business”). The Angel® System is a device that utilizes validated blood separation technology to separate platelets and plasma from other components of a patient’s blood. The device provides the necessary flexibility and sophistication for more complex clinical situations. The ActivAT® technology facilitates the preparation of autologous human thrombin and currently is sold in Europe and Canada. The Angel® Business acquired from Sorin will provide Cytomedix with immediate access to surgical markets. By acquiring the Angel® Business, Cytomedix became the only supplier of PRP technology with FDA cleared indications for topical use and surgical use.

Pursuant to the terms of the Agreement, in consideration for the sale of the Business Assets, Cytomedix will pay to Sorin an aggregate amount equal to  $7 million, to be paid as follows: (i)  $2 million paid on the closing date of the transaction, April 9, 2010 (the “Closing Date”), and (ii)  $5 million to be paid in accordance with a Secured Promissory Note in the principal amount of  $5 million with interest accruing at 2.7% per annum (the “Promissory Note”) (see Note 14).

Sorin and Cytomedix made customary representations and warranties in the Agreement. Sorin also agreed to various covenants in the Agreement, including, to provide Cytomedix access to the books and records and other relevant information relating to the Business Assets. In addition, Cytomedix is entitled to set-off against deferred payments owed to Sorin for the amount of losses that the Company, in good faith, believes are owed under the indemnification provisions under the Agreement. The amount of such set-off will bear an 8% interest rate per annum from the date of exercise of set-off until the date that any amount improperly set-off is paid by Cytomedix, subject to a  $500,000 cap on such set-off right.

Purchase Price

The following table summarizes the purchase price for the acquisition of the Angel® business:

Cash paid upon closing	$2,000,000
Promissory note, net of discount(1)	4,008,858
Total costs of acquisition	$6,008,858

(1)	Reflects net present value of payment stream under promissory note, discounted at 18% presumed borrowing rate.

Purchase Price Allocation

The Company assessed the fair value of assets acquired and the liabilities assumed. The following table summarizes the allocation of the purchase price based on the fair value of the acquired assets and assumed liabilities:

Inventory	$1,151,035
Intangibles	3,383,000
Property and equipment	768,000
Net assets acquired	$5,302,035
Excess of costs of acquisition over net assets acquired	$706,823

Under purchase accounting rules, Cytomedix revalued the acquired finished goods inventory to fair value, which is defined as the estimated selling price less the sum of (a) costs of disposal and (b) a reasonable profit allowance for Cytomedix’s selling effort. Cytomedix revalued the acquired property and equipment using the cost approach which is based on the amount required to replace similar assets.

Certain trademarks, technology and customer relationships of the Angel® Business have been recorded as intangible assets. The trademarks and technology are estimated to have useful lives of fifteen years while the customer relationships are estimated to have a useful life of eight years. All of these assets are being amortized on a straight-line basis as this is the most reliable representation of how the economic benefits of the assets are realized. Amortization expense of technology intangible assets is classified as cost of sales while all other intangible asset amortization is classified as general and administrative expense.

Goodwill represents the purchase price in excess of the amounts assigned to acquired tangible or intangible assets and assumed liabilities. Amounts allocated to goodwill are tax deductible in all relevant jurisdictions. The goodwill is attributable to the synergies expected to arise as a result of the acquisition.

The Company incurred approximately  $230,000 of acquisition related expenses, which were included in general and administrative expense in the Company’s statement of operations. Of this amount,  $170,000 was incurred in the fourth quarter of 2009 and  $60,000 was incurred in the first quarter of 2010.

The following unaudited pro forma financial information summarizes the results of operations for the periods indicated as if the Acquisition had been completed as of January 1, 2009. Revenue specific to the Angel® Business since the April 9, 2010 acquisition was  $3,422,000. As Cytomedix has begun to integrate the combined operations, eliminating overlapping processes and expenses and integrating its products and sales efforts with those of the Angel® Business, it is impractical to determine the earnings specific to the Angel® Business since the acquisition date.

These pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of January 1, 2009 or that may be obtained in the future.

Unaudited Pro Forma Information

	Year Ended December 31, 2010	Year Ended December 31, 2009
Revenue	$5,017,033	$6,720,776
Net loss	$(6,632,355)	$(2,832,338)

Pro forma information primarily reflects adjustments relating to interest on the Promissory Note and amortization of intangibles acquired in the Acquisition.

Patent Settlement and License Agreements	12 Months Ended
Dec. 31, 2010
Patent Settlement and License Agreements

Note 6 — Patent Settlement and License Agreements

In 2005, 2006, and 2007 the Company identified and successfully pursued numerous companies that either marketed or sought to market products similar to the AutoloGelTM System, that the Company believed were infringing, inducing infringement of, or would infringe its intellectual property rights. Settlements were achieved and/or licenses were granted to these companies resulting in a royalty stream for Cytomedix. Royalties generated from these licensing agreements, as well as the related costs, are separately disclosed in the Consolidated Statements of Operations as “Royalties” and “Cost of royalties,” respectively. These license agreements, and the revenue streams associated therewith, have since terminated as the underlying patents expired in November 2009, with only final closeout adjustments being recorded in 2010.

Royalty Agreements	12 Months Ended
Dec. 31, 2010
Royalty Agreements

Note 7 — Royalty Agreements

The Company was party to a Royalty Agreement with Curative Health Services, Inc. Under this agreement as amended, Curative was due 92% of licensing receipts from DePuy Spine, Inc. (a division of Johnson & Johnson, Inc.) and 10% of the total other amounts received by the Company in connection with upfront, milestone and other similar payments relating to the patents it acquired from Curative. On the Consolidated Statements of Operations, these costs are reflected in the Cost of royalties line. The related payables are included in Accounts payable and accrued expenses on the Balance Sheet. The DePuy and other license agreements concluded in November 2009, simultaneous with the expiration of the underlying patents, with only final close out adjustments being recorded in 2010. The Company currently has no further income relating to the Curative patents on which it would owe a royalty.

The Company is also party to a Royalty Agreement with Mr. Charles Worden. Under this agreement, the Company is to pay Mr. Worden a royalty equal to 5% of gross profit on sales relying on certain patents, subject to a  $6,250 minimum payment per month and a limit of  $600,000 during any calendar year. This agreement also provides Mr. Worden with a security interest and lien in the patent as well as a reversionary interest if the Company discontinues substantially all efforts to commercialize the Worden Patent.

Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2010
Prepaid Expenses and Other Current Assets

Note 10 — Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following at December 31:

	2010	2009
Prepaid insurance	$104,806	$99,998
Prepaid fees and rent	24,929	12,061
Deposits and advances	418,808	28,686
Other Current Assets	61,866	—
	$610,409	$140,745

Deposits and advances consist primarily of payments to the Company’s raw materials suppliers and Angel® centrifuge manufacturers. Other Current Assets is exclusively made up of parts used to refurbish the Angel® centrifuges.

Long-Term Incentive Plan and Other Compensatory Awards	12 Months Ended
Dec. 31, 2010
Long-Term Incentive Plan and Other Compensatory Awards

Note 17 — Long-Term Incentive Plan and Other Compensatory Awards

Cytomedix has a shareholder-approved, Long-Term Incentive Plan (“LTIP”) that permits incentive awards of options, stock appreciation rights, restricted stock awards, phantom stock awards, performance unit awards, dividend equivalent awards and other stock-based awards. Cytomedix may issue up to 6,500,000 shares of stock under this LTIP. At December 31, 2010, 680,746 shares were available for future grants. Of all options granted through December 31, 2010, 496,200 had been exercised and 5,323,054 remained outstanding. Option terms are set by the Board of Directors for each option grant, and generally vest immediately upon grant or over a period of time ranging up to three years, are exercisable in whole or installments, and expire ten years from the date of grant. These options expire at various dates through November 10, 2020.

A summary of option activity under the LTIP as of December 31, 2010, and changes during the year then ended is presented below:

LTIP Options	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	4,616,554	$1.47
Granted	733,000	$0.52
Exercised	0	—
Forfeited or expired	(26,500)	$0.63
Outstanding at December 31, 2010	5,323,054	$1.34	5.9	$147,485
Exercisable at December 31, 2010	4,411,061	$1.49	5.3	$113,033

The following table summarizes information about stock options outstanding as of December 31, 2010:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number of Outstanding Shares	Weighted Average Remaining Contract Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$0.30 – $1.50	3,773,054	6.3	$0.93	2,921,061	$1.03
$1.51 – $3.00	1,480,000	4.8	$2.22	1,420,000	$2.25
$3.01 – $4.50	0	—	—	0	—
$4.51 – $6.00	70,000	5.0	$5.20	70,000	$5.20

The weighted-average grant-date fair value of stock options granted under the LTIP during the years 2010 and 2009 was  $0.39 and  $0.47, respectively. No stock options were exercised under the LTIP during the fiscal years ended December 31, 2010 and 2009.

As of December 31, 2010, there was approximately  $277,000 of total unrecognized compensation cost related to nonvested stock options granted under the LTIP. That cost is expected to be recognized over a weighted-average period of 2.2 years. The total fair value of stock options granted under the LTIP that vested during the fiscal years ended December 31, 2010 and 2009 was approximately  $378,000 and  $444,000, respectively.

Additionally, the Company has issued certain compensatory warrants outside of the LTIP, in exchange for the performance of services. A summary of service provider warrant activity as of December 31, 2010, and changes during the year then ended is presented below:

Warrants to Service Providers	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2010	2,224,632	$1.55
Granted	0	—
Exercised	0	—
Forfeited or expired	(825,000)	$1.38
Outstanding at December 31, 2010	1,399,632	$1.65	3.5	$0
Exercisable at December 31, 2010	1,399,632	$1.65	3.5	$0

The following table summarizes information about compensatory warrants outstanding as of December 31, 2010:

	Warrants Outstanding			Warrants Exercisable
Range of Exercise Prices	Number of Outstanding Shares	Weighted Average Remaining Contract Life	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price
$1.10 – $1.50	950,149	3.6	$1.37	950,149	$1.37
$1.51 – $3.00	419,483	3.4	$1.96	419,483	$1.96
$3.01 – $4.50	0	—	—	0	—
$4.51 – $6.00	30,000	0.0	$6.00	30,000	$6.00

As of December 31, 2010, there was no remaining unrecognized compensation cost related to warrants.

The Company has recorded stock-based compensation expense as follows:

	Year Ended December 31
Stock-Based Expense	2010	2009
Awards under the LTIP	$410,961	$431,846
Awards outside the LTIP	$—	$11,580
	$410,961	$443,426
Included in Statements of Operations caption as follows:
Salaries and wages	$277,945	$374,544
Consulting expense	$50,693	$11,580
General and administrative	$82,323	$57,302
	$410,961	$443,426

Operating Leases	12 Months Ended
Dec. 31, 2010
Operating Leases

Note 19 — Operating Leases

The Company leases its office space under an operating lease expiring in December 2013, with future minimum lease payments as indicated in the table below:

Years ending December 31:
2011	$100,904
2012	70,413
2013	71,895
Thereafter	—
Total future minimum lease payments	$243,212

For the years ended December 31, 2010 and 2009, the Company incurred rent expense of approximately  $77,000 and  $68,000, respectively.

Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)

Note 22 — Quarterly Financial Data (Unaudited) Required by Regulation S-X Item 3-02(b)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2010
Revenues	$178,734	$1,147,219	$1,297,447	$1,287,633
Gross profit	$353,177	$461,941	$762,998	$719,967
Net loss	$(1,067,966)	$(2,257,359)	$(1,415,021)	$(2,076,405)
Loss per common share –
Basic and diluted	$(0.03)	$(0.11)	$(0.04)	$(0.05)
2009
Revenues	$539,137	$569,306	$538,313	$419,428
Gross profit	$406,150	$451,333	$434,792	$315,104
Net loss	$(943,077)	$(1,163,545)	$(671,771)	$(480,824)
Loss per common share –
Basic and diluted	$(0.03)	$(0.03)	$(0.02)	$(0.01)